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Description of art work on front cover of report.

Solid blue box covering entire left hand side of cover with the name WRIGHT INVESTORS'SERVICE in white at top.
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THE WRIGHT
   MANAGED
 BLUE CHIP
INVESTMENT
     FUNDS




Wright logo



Annual Report
December 31,1997

                  The Wright Managed Blue Chip Investment Funds
================================================================================


THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF FOUR EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE NINE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED SINGLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES. EXCEPT AS NOTED, EACH FUND OFFERS TWO CLASSES OF SHARES DESIGNATED AS INSTITUTIONAL SHARES AND STANDARD SHARES.

                         Approved Wright Investment List

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) The Approved Wright Junior Blue Chip List (AWJBCL) and the International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


                                Four Equity Funds

Wright Selected Blue Chip Equities Fund (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

Wright Junior Blue Chip Equities Fund (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWJBCL which consists of smaller companies than those on the AWIL but which meet a higher standard of profitability and growth characteristics.

Wright Major Blue Chip Equities Fund (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

Wright International Blue Chip Equities Fund (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


                               A Money Market Fund

Wright U.S. Treasury Money Market Fund (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


                             Four Fixed-Income Funds

Wright U.S. Treasury Near Term Fund (WNTB), like WUSTB, is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. The average weighted maturity varies from one to five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

Wright U.S. Treasury Fund (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

Wright Total Return Bond Fund (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

Wright Current Income Fund (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

                                TABLE OF CONTENTS
================================================================================


              INVESTMENT OBJECTIVES ..................Inside Front Cover

              MANAGEMENT DISCUSSION...................   2

              PERFORMANCE GRAPHS......................   7

              DIVIDEND DISTRIBUTIONS..................  10



              FINANCIAL STATEMENTS
           -----------------------------

              WRIGHT MANAGED EQUITY TRUST
                  Statements of Assets and Liabilities  15
                  Statements of Operations............  17
                  Statements of Changes in Net Assets.  18
                  Financial Highlights................  20
                  Notes to Financial Statements.......  24

              WRIGHT MANAGED INCOME TRUST
                  Statements of Assets and Liabilities  30
                  Statements of Operations............  32
                  Statements of Changes in Net Assets.  34
                  Financial Highlights................  36
                  Notes to Financial Statements.......  41

              WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                  Statements of Assets and Liabilities  47
                  Statements of Operations............  49
                  Statements of Changes in Net Assets.  51
                  Supplementary Data..................  53
                  Notes to Financial Statements.......  55


              PORTFOLIOS
         ---------------------

                  Wright Major Blue Chip Equities Fund (WMBC)............  61
                  Wright Total Return Bond Fund (WTRB)...................  63
                  Wright U.S. Treasury Money Market Fund (WTMM)..........  64
                  Wright Selected Blue Chip Equities Portfolio (WBC).....  65
                  Wright Junior Blue Chip Equities Portfolio (WJBC)......  67
                  Wright International Blue Chip Equities Portfolio (WIBC) 69
                  Wright U.S. Treasury Near Term Portfolio (WNTB)........  72
                  Wright U.S. Treasury Portfolio (WUSTB).................  73
                  Wright Current Income Portfolio (WCIF).................  74

                              MANAGEMENT DISCUSSION

================================================================================


EQUITY FUNDS
---------------


WHILE STRONGER THAN MOST MARKETS OF THE WORLD, U.S. STOCKS LOST SOME MOMENTUM AS 1997 WAS WINDING DOWN. U.S. EQUITIES PROVED TO BE QUITE RESILIENT IN THE FOURTH QUARTER OF 1997 IN LIGHT OF ASIA'S FINANCIAL MELTDOWN. ALTHOUGH INVESTORS WERE SHAKEN BY THE DOW'S RECORD 554-POINT DROP IN LATE OCTOBER, FOR THE QUARTER THE DJIA WAS JUST ABOUT UNCHANGED; FOR THE FULL YEAR THE DJIA RETURNED ABOUT 25%. THE S&P 500 RETURNED 2.9% FOR THE QUARTER AND 33% FOR ALL OF 1997. SMALLER STOCKS WERE MORE SUSCEPTIBLE TO THE UNCERTAINTIES RAISED BY ASIA'S TROUBLES. AFTER OUTPERFORMING THE S&P 500 IN THE THIRD QUARTER, BOTH THE S&P MIDCAP 400 AND THE SMALLCAP 600 LAGGED IN THE FOURTH.

OVERALL, FOREIGN MARKETS COULD NOT KEEP PACE WITH THE U.S. IN THE FOURTH QUARTER. EUROPEAN MARKETS ADVANCED BY LESS THAN 1% IN THE FOURTH QUARTER, WITH THE STRONGER DOLLAR LIMITING RETURNS SLIGHTLY. ASIAN MARKETS WERE ANOTHER STORY AS THE CRISIS IN CONFIDENCE HAD A DOUBLE-BARRELED EFFECT ON U.S. INVESTORS, SENDING STOCK PRICES AND CURRENCIES TUMBLING. PACIFIC RIM MARKETS LOST 16% IN LOCAL CURRENCIES AND 22% IN DOLLARS IN THE FINAL THREE MONTHS OF 1997.

WIS BELIEVES THAT CURRENT HIGH STOCK PRICES DO NOT FULLY REFLECT THE UNCERTAINTIES IN THE CURRENT INVESTMENT ENVIRONMENT. AS A RESULT OF ASIA'S PROBLEMS, THE PROSPECTS FOR WORLD ECONOMIC GROWTH -AND CORPORATE PROFITS - ARE NOT AS GOOD AS THEY APPEARED THREE MONTHS AGO. WIS HAS REDUCED ITS FORECAST OF U.S. GDP GROWTH FOR 1998 BY ONE-HALF PERCENTAGE POINT TO 2 1/2%; EUROPE FIGURES TO SLOW A LITTLE LESS. DEPENDING ON HOW WEAK ASIAN ECONOMIES BECOME, THERE MAY BE MORE SCALING BACK OF GROWTH FORECASTS AHEAD. ON THE PLUS SIDE, THE THREAT OF HIGHER INFLATION IS PRACTICALLY NIL.

     U.S. STOCKS EXHIBITED SOME WEAKNESS EARLY IN THE NEW YEAR. WIS EXPECTS THAT THE HEIGHTENED VOLATILITY SEEN SINCE SUMMER WILL TURN INTO A FULL-FLEDGED CORRECTION BEFORE LONG. BUT WE ARE STILL THINKING CORRECTION, NOT BEAR MARKET. A FUNDAMENTALLY SOUND U.S. ECONOMY, RELATIVELY LOW INTEREST RATES, A SURGE OF STOCK BUY-BACKS AND ACQUISITIONS, AND FAVORABLE DEMOGRAPHIC TRENDS SHOULD ALL HELP KEEP A FLOOR UNDER U.S. STOCK PRICES THIS YEAR.

                                                1997      1997      1996      1995     1994      1993      1992      1991
  Total Return                                   Q4       Year      Year      Year     Year      Year      Year      Year
--------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WBC)                      3.4%     32.7%     18.6%     30.3%     -3.5%      2.1%     4.7%     36.0%
  Junior Blue Chips (WJBC)                      -2.4%     28.9%     17.5%     20.5%     -2.8%      7.9%     3.3%     37.0%
  Major Blue Chips (WMBC)                        1.0%     33.9%     17.6%     29.0%     -0.7%      1.0%     8.0%     38.9%
  Int'l Blue Chips (WIBC)
    Standard Shares                             -4.8%      1.5%     20.7%     13.6%     -1.6%     28.2%    -3.9%     17.2%
    Institutional Shares                      (4.76%)   (6.37%)        -         -         -         -        -         -



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Fund (WBC) had a total return of 3.4% for the fourth quarter of 1997. While this was far short of the WBC's 11.0% third-quarter return, it did beat the S&P 500's 2.9% fourth-quarter return and was considerably better than the Lipper equity growth fund average's 1.2% decline. For all of 1997, the WBC returned 32.7%, a significant premium over the Lipper average's 25.1%.

The WBC's fourth-quarter performance got a boost from its overweighting in financial stocks compared to the S&P 500, particularly in banks. The Fund got relatively strong performance from holdings in the construction and transportation groups. The WBC also benefitted from its underweighting in oil, gas & coal stocks and aerospace issues, groups which were weak in the fourth quarter. Underweighting in food and communications utilities, which were strong, detracted a bit from the WBC's performance. Stocks in the electronics industry were among the weakest for the quarter.

At year-end 1997, the average P/E multiple of the stocks in the Selected Blue Chip Fund was 16 (based on forecast year-ahead earnings). These companies offer the prospect of a better rate of earnings growth than the S&P 500 Composite. Although the stocks in the WBC will not be immune to a stock market correction in 1997, in our view their superior value and growth prospects should allow them to weather the downturn in relatively good shape.


WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

With smaller issues once again out of favor in the fourth quarter, the Wright Junior Blue Chip Fund (WJBC) declined 2.4%, a smaller loss than those posted by the S&P SmallCap 600 (-3.1%) and the Russell 2000 (-3.3%). The WJBC's 28.9% return for all of 1997 led the S&P SmallCaps (25.6%) and the Russell 2000 (22.4%).

Compared to the S&P SmallCap 600, the WJBC's fourth-quarter performance was helped by the Fund's undeweighting in electronics and oil, gas & coal stocks, which were weak in the period, and by its overweighting in bank issues, which were strong. Underweighting in utilities and a poor showing by construction stocks detracted from fourth-quarter WJBC results.

In terms of forecast 1998 earnings, the average P/E multiple of WJBC holdings is under 14 times, a discount of about one-third compared with the P/E on the S&P
500. This relatively low valuation could help to mitigate the effects on the WJBC of any stock market correction.


WRIGHT MAJOR BLUE CHP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) produced a 1.0% investment return in the fourth quarter, compared to a 1.2% loss by the Lipper average of equity growth funds. For all of 1997, the WMBC Fund had a total return of 33.9%, well ahead of the Lipper average return of 25.1%.

As with the WBC, the WMBC Fund was helped by its underweighting in oil, gas, & coal stocks for the quarter; overweighting in telecommunications and finance companies other than banks also helped. A good performance by the drug, cosmetics and health care issues in the Fund was also a plus. Underweighting in bank stocks, which were strong, and a weak performance by the Fund's electronics holdings were drags on fourth-quarter results.

The Major Blue Chip Fund's quality approach to stock selection, which it shares with all Wright funds, is particularly attractive when slowing profit growth and a stock market correction figure in the near-term outlook, as they do now. In addition to superior earnings prospects, the WMBC Fund, with an average P/E of 17 times expected 1998 earnings, offers a valuation discount to the S&P 500.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The Wright International Blue Chip Fund (WIBC) declined 4.8% in the fourth quarter of 1997, a performance that, while lagging that of U.S. equities, was a good deal better than the 8.6% decline posted by the FT/S&P Actuaries total return index for the World ex U.S. For all of 1997, the WIBC squeezed out a positive return of 1.5%, compared to 0.8% for the FT/S&P World ex U.S. index.

The strength of the U.S. dollar, which increased about 3% against a trade-weighted basket of currencies, and the dramatic weakness in Asian markets took a toll on the WIBC in the fourth quarter. At the same time, the fund's significant underexposure in Japan (4% of portfolio holdings compared with 24% for the World ex U.S. index) significantly improved Fund performance relative to the World ex U.S. benchmark. An overweight position in Denmark and relatively good performance by Canadian and U.K. holdings also made positive contributions. Weakness in German holdings pulled down the WIBC's return a bit.

The full scope of Asia's crisis and the extent that it is exported to the West are the burning issues for the markets as 1998 begins. At this point, WIS does not expect that U.S. and European economies will be thrown into recession by Asia's problems. But it is likely that Western economies will see slower growth than they otherwise would have, a prospect that may not be fully discounted in the price levels of a number of equity markets, the U.S. included. The opposite may be true in Asia: dramatic economic slowdowns are in store for 1998; to the extent that Asia's problems correct some of the region's excesses and strengthen its financial foundations, the beaten-down markets of the area may present buying opportunities in the not too distant future.


FIXED-INCOME FUNDS
--------------------
THE FOURTH QUARTER OF 1997 WAS THE THIRD GOOD ONE IN A ROW FOR BONDS. AVERAGED OVER THE LENGTH OF THE YIELD CURVE, BOND YIELDS DECLINED ABOUT 35 BASIS POINTS IN THE FINAL THREE MONTHS OF 1997, THE THIRD STRAIGHT QUARTER WITH GAINS OF ABOUT THAT SIZE. THIRTY-YEAR TREASURY BOND YIELDS DECLINED CLOSE TO 50 BASIS POINTS, BREAKING THROUGH THE 6.0% RESISTANCE LEVEL TO CLOSE THE YEAR AT 5.92%. OVER ALL OF 1997, TREASURY YIELDS DECLINED AN AVERAGE OF 60 BASIS POINTS ACROSS ALL MATURITIES. WIS'S FIXED-INCOME POLICY WAS UNCHANGED DURING THE FOURTH QUARTER, WITH AVERAGE MATURITIES OF LONG-TERM PORTFOLIOS MAINTAINED IN A RANGE OF 8-9 YEARS.

LAST YEAR'S STRENGTH IN BONDS DERIVED FROM A STEADY STREAM OF GOOD NEWS ON INFLATION AROUND THE GLOBE. IN THE U.S., EVEN THOUGH A TIGHT JOBS MARKET PUSHED WAGES HIGHER, IMPROVING PRODUCTIVITY AND GLOBAL COMPETITION COMBINED TO KEEP INFLATION AT A 30-YEAR LOW. IN THE FOURTH QUARTER OF 1997, THE FALL-OUT FROM ASIA'S COLLAPSING CURRENCY AND STOCK MARKETS ADDED TO THE DOWNWARD PRESSURE ON TREASURY YIELDS. ASIA'S DEFLATION WILL MAKE IT HARDER FOR U.S. BUSINESSES TO RAISE PRICES, AND WEAKENING EASTERN ECONOMIES WILL LIMIT U.S. ECONOMIC GROWTH. BEYOND THE ECONOMIC IMPACT, THE U.S. BOND MARKET BENEFITTED AS INVESTORS SOUGHT A SAFE HAVEN FROM ASIA'S TURMOIL.

U.S. TREASURY BOND PRICES CONTINUED TO RISE IN EARLY 1998. ALTHOUGH LONG-TERM TREASURY YIELDS ARE AT THEIR LOWEST LEVELS SINCE THE 1970S, IN WIS'S VIEW, THE BULL MARKET IN BONDS IS NOT OVER. REAL LONG-TERM YIELDS ARE STILL COMPARATIVELY GENEROUS. THE DEFLATION EMANATING OUT OF ASIA HAS INCREASED THE CHANCES THAT THE FRB'S NEXT MOVE WILL BE TO REDUCE INTEREST RATES, LOWERING THE FLOOR THAT KEPT SHORT-TERM RATES UP LAST YEAR AND REMOVING AN IMPEDIMENT TO LOWER BOND YIELDS. BUT THE DOWNTREND THAT COULD TAKE THE LONG TREASURY TO 5.5% AND CONCEIVABLY TO NEAR 5.0% LATER THIS YEAR IS LIKELY TO BE IRREGULAR. A RETURN TO STABILITY IN ASIAN MARKETS, FEARS OF A JAPANESE SELL-OFF OF U.S. TREASURY SECURITIES, OR, LESS LIKELY, A RENEWAL OF INFLATION FEARS COULD ALL PROMPT PROFIT TAKING IN BONDS AFTER LAST YEAR'S RALLY.

                                                1997      1997      1996      1995     1994      1993      1992      1991
  Total Return                                   Q4       Year      Year      Year     Year      Year      Year      Year
--------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money Mkt (WTMM)                 1.2%      4.8%      4.8%      5.3%      3.6%      2.5%     3.3%      n.a.
  U.S. Treasury Near-Term Bonds (WNTB)           1.6%      5.9%      3.9%     11.9%     -3.1%      8.0%     6.3%     13.1%
  U.S. Treasury Bonds (WUSTB)                    3.5%      9.1%     -1.2%     28.2%     -8.7%     15.9%     7.1%     17.6%
  Total Return Bonds (WTRB)                      3.4%      9.3%      0.9%     22.0%     -6.6%     11.0%     7.1%     15.4%
  Current Income (WCIF)
    Standard Shares                              2.0%      8.6%      4.3%     17.5%     -3.3%      6.6%     6.7%     15.3%
    Institutional Shares                         2.2%      4.4%        -         -         -         -        -         -


WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) earned a total investment return of 1.2% in the fourth quarter of 1997, slightly below the 1.3% earned by both 90-day T-bills and the average U.S. Treasury money market fund. For all of 1997, the WTMM earned 4.8% compared to 5.1% for T-bills and 4.9% for the average Treasury money market fund. Partly due to Fed tightening in March, the coupon-equivalent yield on 90-day Treasury bills rose about 15 basis points during 1997 to 5.3%. In 1998, with Asia's problems in the picture, rates were down by at least this much during the first two weeks of January. Moderating economic growth, low inflation and unsettled global financial markets have reduced the chances that the Fed will increase interest rates any time soon. Interest rate cuts are even possible, if not yet likely. WIS expects that 90-day Treasury bill rates will edge down to about 5.0% and maybe even lower during 1998.


WRIGHT U.S. TREASURY NEAR TERM FUND

In the fourth quarter of 1997, the Wright U.S. Treasury Near-Term Fund (WNTB) posted a total investment return of 1.6%, compared to 1.3% earned on 90-day Treasury bills for the same period. The WNTB's maturity held at about two years (duration 1.8 years) in the quarter; Treasury yields in this maturity range declined about 15 basis points for 1997's final three months (and another 30 basis points in the first half of January 1998).

For all of 1997, the WNTB returned 5.9% versus 5.1% for 90-day Treasury bills. Over the last five years, WNTB's average annual return of 5.2% topped the 4.6% recorded by T-Bills. The WNTB ended 1997 with a yield to maturity averaging 5.6%; it was invested in U.S.
Treasury securities (97%) and in agency issues (3%).


WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB) earned a total investment return of 3.5% in the fourth quarter of 1997, matching its third-quarter return. The WUSTB's fourth-quarter gain, which reflected a 35 basis point drop in T-bond yields in its eight-year maturity range, topped the Lipper fixed-income fund average return of 2.0% and the Lehman Brothers government bond composite return of 3.3% for the period. A strong recovery after a first-quarter decline gave the WUSTB a 9.1% return for the year compared to 8.6% for the Lipper average bond fund.

The WUSTB's 7.9% annual rate of return over the past five years tops the Lipper average's 6.8%. At the end of 1997, the WUSTB fund's average yield to maturity was 5.8%, down from 6.2% three months earlier; its duration was 6.1 years, up from 5.9 at September 30.


WRIGHT TOTAL RETURN BOND FUND

For the fourth quarter of 1997, the Wright Total Return Bond Fund (WTRB) returned 3.4%, topping the Lipper Fixed Income Fund average's 2.0% and the 3.2% return indicated by the Lehman Brothers government/corporate composite. With solid gains for the final three quarters of 1997, the WTRB returned 9.3% for the full year, compared to 8.6% for the Lipper average.

At the end of 1997, the maturity of the WTRB was 8.8 years (duration 6.2 years), up from 8.0 years (5.9 years) three months earlier. At year end, the WTRB had a yield to maturity of 6.0% During the fourth quarter, WTRB's holdings shifted from 100% U.S. Treasury bonds to 70% U.S. Treasuries, 22% Corporates, 6% government agency issues and 2% Ginnie Mae mortgage securities.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is invested in Ginnie Maes, which are mortgage-based securities backed by the U.S. government. In the fourth quarter of 1997, the WCIF had a total return of 2.0%, compared to 2.3% for the Morningstar average of government backed mortgage funds. During the quarter, declining mortgage rates resulted in increased mortgage prepayments, which negatively affected performance of Ginnie Mae securities. The risk of heavy prepayments continued in early 1998.

For all of 1997, the WCIF returned 8.6% compared to 8.5% for the Morningstar average. The WCIF fund, which pays a dividend monthly and is suited for income-oriented investors, had an indicated annual yield of 6.2% at year end; that topped the rate on cash-equivalent securities and was roughly triple the rate of inflation.

                        -------------------------------
U.S. SECURITIES MARKETS

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 30 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 30 Year
                   Industrial Average   Treasury Bond Yield



      12/31/89         2753.20               7.98%
      12/31/90         2633.66               8.25%
      12/31/91         3168.83               7.40%
      12/31/92         3301.11               7.40%
      12/31/93         3754.09               6.35%
      12/31/94         3834.44               7.88%
      12/31/95         5117.12               5.95%
      12/31/96         6448.27               6.64%
      12/31/97         7908.25               5.92%

--------------------------------------------------------------------------------

                                    Important

   Past performance is not predictive of future performance. The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. For comparison with other averages, the investment results are shown from the first month-end (indicated in the following charts by an *) since the Fund's inception. Lipper Growth Fund is an average of 944 equity growth funds. NYSE is the average of all the equities on the New York Stock Exchange. Value Line Stock Index is a broad equity index compiled by Value Line. FT World ex U.S. Index refers to the FT/S&P Actuaries World excluding the United States index of 3861 equity securities compiled by The Financial Times Limited, Goldman, Sachs & Co., and Standard & Poor's in conjunction with the Institute of Actuaries & the Faculty of Actuaries. Lipper Fixed Income Funds is the average of 1,816 fixed income funds. Morningstar Government (1-5) is an average of 114 general government funds with average maturities of one to five years. For comparison with other averages, the investment results are shown from the first month-end since the Fund's inception.


WRIGHT MANAGED EQUITY TRUST

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 invested 12/31/87 through 12/31/97

                                                  Annual Total Return
                                     -----------------------------------------
                                      Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Selected Blue Chip              +32.7%         +15.1%         +15.4%
Lipper Growth Funds                    +25.1%         +16.1%         +15.4%
NYSE                                   +32.9%         +19.4%         +17.5%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/87 would have grown to $42,017 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

         Date      Wright Selected             Lipper         NYSE
                Blue Chip Equities Fund      Growth Funds     Index

      12/31/87        $10,000                 $10,000        $10,000
      12/31/88        $12,131                 $11,403        $11,732
      12/31/89        $15,111                 $14,316        $15,167
      12/31/90        $14,612                 $13,531        $14,588
      12/31/91        $19,870                 $18,401        $19,175
      12/31/92        $20,807                 $19,835        $20,716
      12/31/93        $21,236                 $21,939        $23,000
      12/31/94        $20,489                 $21,467        $22,973
      12/31/95        $26,704                 $28,077        $30,984
      12/31/96        $31,664                 $33,476        $37,774
      12/31/97        $42,017                 $41,866        $50,199

--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
Growth of $10,000  invested  12/31/87 through 12/31/97

                                             Annual Total Return
                                      -----------------------------------------
                                      Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Junior Blue Chip Fund            +28.9%         +13.9%         +12.4%
Value Line Stock Index                  +24.5%         +14.9%         +12.3%
NYSE                                    +32.9%         +19.4%         +17.5%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT JUNIOR BLUE CHIP EQUITIES FUND on 12/31/87 would have grown to $32,286 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

        Date        Wright Junior         Value Line        NYSE
                Blue Chip Equities Fund   Stock Index      Index

      12/31/87        $10,000               $10,000        $10,000
      12/31/88        $11,521               $11,912        $11,732
      12/31/89        $13,319               $13,686        $15,167
      12/31/90        $11,907               $10,818        $14,588
      12/31/91        $16,310               $14,305        $19,175
      12/31/92        $16,845               $15,880        $20,716
      12/31/93        $18,180               $18,185        $23,000
      12/31/94        $17,680               $17,713        $22,973
      12/31/95        $21,307               $21,845        $30,984
      12/31/96        $25,042               $25,566        $37,774
      12/31/97        $32,286               $31,829        $50,199
--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 invested 12/31/87 through 12/31/97

                                             Annual Total Return
                                       ----------------------------------------
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Major Blue Chip Equities Fund    +33.9%         +15.3%         +15.6%
Lipper Growth Funds                     +25.1%         +16.1%         +15.4%
NYSE                                    +32.9%         +19.4%         +17.5%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/87 would have grown to $42,584 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

       Date       Wright Major Blue    Lipper Equity     NYSE
                  Chip Equities Fund    Growth Funds     Index

      12/31/87        $10,000            $10,000        $10,000
      12/31/88        $11,666            $11,403        $11,732
      12/31/89        $14,351            $14,316        $15,167
      12/31/90        $13,937            $13,531        $14,588
      12/31/91        $19,358            $18,401        $19,175
      12/31/92        $20,911            $19,835        $20,716
      12/31/93        $21,120            $21,939        $23,000
      12/31/94        $20,966            $21,467        $22,973
      12/31/95        $27,043            $28,077        $30,984
      12/31/96        $31,812            $33,476        $37,774
      12/31/97        $42,584            $41,866        $50,199

--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - STANDARD SHARES
Growth of $10,000 invested 9/30/89* through 12/31/97

                                             Annual Total Return
                                    --------------------------------------------
                                    Lst 1 Yr       Lst 5 Yrs      Since Incept*
Wright Int'l Blue Chip Equities Fund  +1.5%          +11.9%         +8.1%
FT World Ex U.S. Index                +0.8%          +11.2%         +3.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 9/30/89 would have grown to $18,983 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

        Date     Wright Int'l Blue Chip   FT World Ex U.S.
                    Equities Fund             Index


      09/30/89        $10,000                $10,000

      12/31/89        $10,312                $10,490
      12/31/90         $9,599                 $8,064
      12/31/91        $11,251                 $9,138
      12/31/92        $10,807                 $7,944
      12/31/93        $13,858                $10,507
      12/31/94        $13,631                $11,386
      12/31/95        $15,486                $12,575
      12/31/96        $18,696                $13,393
      12/31/97        $18,983                $13,500

--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES Growth of $10,000 invested 7/31/97* through 12/31/97

                                              Total Return
                                             ---------------
                                              Since Incept*
Wright Int'l Blue Chip Equities Fund              -5.0%
FT World Ex U.S. Index                           -11.0%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 7/31/97 would have declined to $9,495 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

        Date      Wright Int'l Blue Chip    FT World Ex U.S.
                     Equities Fund               Index


      07/31/97          $10,000                $10,000

      12/31/97           $9,495                 $8,903

--------------------------------------------------------------------------------
WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. TREASURY NEAR TERM FUND
Growth of $10,000 invested 12/31/87 through 12/31/97

                                             Annual Total Return
                                          -----------------------------
                                       Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Treasury Near Term Fund      +5.9%          +5.2%          +7.0%
Lehman Gov't/Corp Index                  +9.8%          +7.6%          +9.1%
Morningstar Gov't (1-5 Yrs) Funds        +6.7%          +5.0%          +6.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.TREASURY NEAR TERM FUND on 12/31/87 would have grown to $19,710 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

       Date          Wright U.S.  Lehman Gov't/Corp    Morningstar Gov't
                 Treasury Near Term    Index           (1-5 Yrs) FundS
                        Fund
      12/31/87        $10,000         $10,000             $10,000
      12/31/88        $10,575         $10,758             $10,663
      12/31/89        $11,756         $12,290             $11,815
      12/31/90        $12,724         $13,307             $12,831
      12/31/91        $14,388         $15,453             $14,513
      12/31/92        $15,288         $16,625             $15,320
      12/31/93        $16,504         $18,459             $16,257
      12/31/94        $15,993         $17,811             $15,924
      12/31/95        $17,902         $21,238             $17,737
      12/31/96        $18,607         $21,855             $18,308
      12/31/97        $19,710         $23,988             $19,540
--------------------------------------------------------------------------------
WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. TREASURY FUND
Growth of $10,000 invested 12/31/87 through 12/31/97

                                             Annual Total Return
                                 -------------------------------------------
                                 Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Treasury Fund         +9.1%          +7.9%          +9.4%
Lehman Gov't/Corp Index           +9.8%          +7.6%          +9.1%
Lipper Fixed Income Funds         +8.7%          +6.8%          +8.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 12/31/87 would have grown to $24,481 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

        Date         Wright U.S.    Lehman Gov't/Corp  Lipper Fixed
                   Treasury Fund         Index          Income Funds

      12/31/87        $10,000          $10,000           $10,000
      12/31/88        $10,760          $10,758           $10,791
      12/31/89        $12,510          $12,290           $11,808
      12/31/90        $13,301          $13,307           $12,311
      12/31/91        $15,637          $15,453           $14,548
      12/31/92        $16,743          $16,625           $15,693
      12/31/93        $19,405          $18,459           $17,210
      12/31/94        $17,732          $17,811           $16,646
      12/31/95        $22,729          $21,238           $19,179
      12/31/96        $22,442          $21,855           $20,079
      12/31/97        $24,481          $23,988           $21,816
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 invested 12/31/87 through 12/31/97

                                             Annual Total Return
                                    -----------------------------------------
                                    Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Total Return Bond Fund         +9.2%          +6.9%          +8.3%
Lehman Gov't/Corp Index               +9.8%          +7.6%          +9.1%
Lipper Fixed Income Funds             +8.7%          +6.8%          +8.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/87 would have grown to $22,113 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

       Date      Wright Total Rturn  Lehman Gov't/Corp     Lipper Fixed
                     Bond Fund            Index             Income Funds

      12/31/87        $10,000            $10,000              $10,000
      12/31/88        $10,724            $10,758              $10,791
      12/31/89        $12,181            $12,290              $11,808
      12/31/90        $12,826            $13,307              $12,311
      12/31/91        $14,799            $15,453              $14,548
      12/31/92        $15,853            $16,625              $15,693
      12/31/93        $17,601            $18,459              $17,210
      12/31/94        $16,447            $17,811              $16,646
      12/31/95        $20,061            $21,238              $19,179
      12/31/96        $20,241            $21,855              $20,079
      12/31/97        $22,113            $23,988              $21,816

--------------------------------------------------------------------------------
WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - STANDARD SHARES
Growth of $10,000 invested 12/31/87 through 12/31/97

                                             Annual Total Return
                               -------------------------------------------
                                Lst 1 Yr       Lst 5 Yrs      Lst 10 Yrs
Wright Current Income Fund       +8.6%          +6.5%          +8.7%
Lehman Gov't/Corp Index          +9.8%          +7.6%          +9.1%
Lehman Mtg-Backed index          +9.8%          +7.3%          +9.5%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 12/31/87 would have grown to $23,014 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

       Date         Wright Current   Lehman Gov't/Corp  Lehman Mtg-Backed
                     Income Fund          Index               Index

      12/31/87        $10,000           $10,000             $10,000
      12/31/88        $10,871           $10,758             $10,880
      12/31/89        $12,408           $12,290             $12,587
      12/31/90        $13,631           $13,307             $13,918
      12/31/91        $15,718           $15,453             $16,151
      12/31/92        $16,777           $16,625             $17,348
      12/31/93        $17,882           $18,459             $18,489
      12/31/94        $17,296           $17,811             $18,211
      12/31/95        $20,316           $21,238             $21,317
      12/31/96        $21,199           $21,855             $22,496
      12/31/97        $23,014           $23,988             $24,696
--------------------------------------------------------------------------------
WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - INSTITUTIONAL SHARES
Growth of $10,000 invested 7/31/97* through 12/31/97

                                 Total Return
                              ------------------
                                 Since Incept*
Wright Current Income Fund          +3.2%
Lehman Gov't/Corp Index             +3.7%
Lehman Mtg-Backed index             +3.6%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND on 7/31/97 would have grown to $10,323 by December 31, 1997.

The following plotting points are used for comparison in the total investment return mountain chart.

        Date        Wright Current   Lehman Gov't/Corp     Lehman Mtg-Backed
                     Income Fund            Index                Index


      07/06/97        $10,000             $10,000              $10,000

      12/31/97        $10,323             $10,365              $10,364

 ------------------------------------------------------------------------------

                             DIVIDEND DISTRIBUTIONS
================================================================================




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83                  $10.00                                 100.00     $1,000.00

  Dec.96          17.73     2.040    0.116173       302.60      5,365.08        18.57%       9.77%      12.01%      12.76%

  Jan.97          18.06                             302.60      5,464.96        18.80%      10.69%      11.04%      12.82%
  Feb.97          18.46                             302.60      5,586.00        19.55%      10.99%      10.74%      12.93%
  Mar.97          16.47     1.540    0.090855       330.09      5,436.58        14.83%      11.10%      10.42%      12.63%
  Apr.97          17.03                             330.09      5,621.43        17.27%      11.81%      11.17%      12.82%
  May 97          18.21                             330.09      6.010.94        22.77%      13.25%      11.94%      13.26%
  Jun.97          18.76     0.040    0.002111       330.79      6,205.62        26.32%      14.56%      11.64%      13.43%
  Jul.97          20.04                             330.79      6,629.06        41.98%      15.04%      11.92%      13.86%
  Aug.97          19.99                             330.79      6,612.52        37.25%      15.18%      11.55%      13.76%
  Sep.97          20.79     0.030    0.001458       331.27      6,887.18        37.25%      15.84%      12.29%      13.99%
  Oct.97          19.97                             331.27      6,615.54        30.42%      14.86%      14.76%      13.59%
  Nov.97          20.72                             331.27      6,863.99        27.94%      14.53%      15.98%      13.80%
  Dec.97          19.20     2.225    0.119303       370.80      7,119.28        32.70%      15.09%      15.44%      13.99%
 ---------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

 Dec. 96           8.86     3.700    0.427252       361.54      3,203.20        17.53%       8.95%       9.22%      10.22%

  Jan.97           9.00                             361.54      3,253.86        18.51%       8.83%       8.11%      10.29%
  Feb.97           9.16                             361.54      3,311.71        17.92%       8.75%       7.64%      10.38%
  Mar.97           8.96     0.025    0.002729       362.53      3,248.27        14.69%       9.00%       7.49%      10.13%
  Apr.97           9.02                             362.53      3,270.02        14.94%       9.90%       7.91%      10.12%
  May 97           9.80                             362.53      3,552.79        21.96%      11.42%       8.74%      10.79%
  Jun.97          10.18     0.010    0.000993       362.89      3,694.22        27.54%      13.58%       8.70%      11.06%
  Jul.97          10.65                             362.88      3,864.70        42.77%      13.81%       8.75%      11.38%
  Aug.97          10.76                             362.88      3,904.61        37.81%      14.75%       8.57%      11.39%
  Sep.97          11.66     0.005    0.000435       363.04      4,233.05        43.20%      16.56%       9.73%      12.03%
  Oct 97          11.08                             363.04      4,022.48        34.57%      15.16%      12.62%      11.50%
  Nov.97          11.30                             363.04      4,102.35        31.67%      14.15%      13.49%      11.59%
  Dec.97          10.48     0.880    0.085437       394.06      4,129.72        28.92%      13.90%      12.43%      11.57%
------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 7/22/85         $10.00                             100.00     $1,000.00

 Dec. 96          12.45     2.300    0.186840       342.36      4,262.34        17.63%      10.44%      12.38%      13.51%

  Jan.97          12.88                             342.36      4,409.60        19.52%      11.08%      11.47%      13.73%
  Feb.97          13.12                             342.36      4,491.72        19.52%      11.31%      11.05%      13.82%
  Mar.97          10.68     2.050    0.185688       405.93      4,335.33        13.84%      11.12%      10.59%      13.37%
  Apr.97          11.24                             405.93      4,562.64        18.47%      12.25%      11.56%      13.76%
  May 97          12.05                             405.93      4,891.44        24.78%      13.87%      12.29%      14.33%
  Jun.97          12.58     0.020    0.001566       406.57      5,114.66        31.14%      15.54%      12.17%      14.65%
  Jul.97          13.67                             406.57      5,557.82        50.27%      16.43%      12.62%      15.33%
  Aug.97          13.23                             406.57      5,378.93        40.30%      16.00%      11.91%      14.91%
  Sep.97          13.88     0.020    0.001452       407.16      5,651.40        40.95%      16.76%      12.77%      15.26%
  Oct.97          13.23                             407.16      5,386.74        33.10%      15.22%      15.23%      14.70%
  Nov.97          13.80                             407.16      5,618.83        31.43%      15.17%      16.53%      14.99%
  Dec.97          12.02     1.955    0.165818       474.68      5,705.61        33.86%      15.29%      15.59%      15.02%
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

 Dec. 96          16.69     1.110    0.068434       113.48      1,893.98        20.73%      10.69%         --        9.00%

  Jan.97          16.36                             113.48      1,856.47        15.61%      10.07%         --        8.74%
  Feb.97          16.59                             113.48      1,882.57        15.85%      10.28%         --        8.85%
  Mar.97          15.93     0.533    0.033670       117.30      1,868.54        11.56%      10.80%         --        8.64%
  Apr.97          15.81                             117.30      1,854.47         8.32%       9.89%         --        8.44%
  May 97          16.48                             117.30      1,933.06        11.59%       9.56%         --        8.92%
  Jun.97          17.19                             117.30      2,016.34        16.04%      10.83%         --        9.42%
  Jul.97          17.27                             117.30      2,025.72        18.98%      11.69%         --        9.38%
  Aug.97          16.17                             117.30      1,896.70         9.02%       9.98%         --        8.37%
  Sep 97          17.22                             117.30      2,019.86        13.68%      12.07%         --        9.13%
  Oct.97          16.06                             117.30      1,883.79         4.33%      11.49%         --        8.10%
  Nov 97          16.14                             117.30      1,893.18         1.63%      11.70%         --        8.08%
  Dec.97          16.02     0.370    0.023359       120.04      1,922.99         1.54%      11.93%         --        8.20%
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Institutional Shares

 7/06/97         $10.00                             100.00     $1,000.00

  Jul. 97          9.86                             100.00        986.00       -1.40%*         --          --          --
  Aug. 97          9.23                             100.00        923.00       -7.70%*         --          --          --
  Sep. 97          9.83                             100.00        983.00       -1.70%*         --          --          --
  Oct. 97          9.17                             100.00        917.00       -8.30%*         --          --          --
  Nov. 97          9.22                             100.00        922.00       -7.80%*         --          --          --
  Dec. 97          9.13     0.230    0.025471       102.55        936.25       -6.37%*         --          --          --
---------------------------------------------------------------------------------------------------------------------------------
 *: Investment return from the inception, July 7, 1997 to December 31, 1997.


 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
----------------------------------------------------------------------------------------------------------------------------

                                                              $1,000.00

  Jan.  31                          $0.003993                  1,003.99                4.70%           --         4.70%
  Feb.  29                           0.003596                  1,007.60                4.69%           --         4.70%
  Mar.  31                           0.003997                  1,011.63                4.71%         4.73%        4.72%
  Apr.  30                           0.003918                  1,015.59                4.77%         4.75%        4.74%
  May   31                           0.004028                  1,019.68                4.74%         4.77%        4.76%
  Jun.  30                           0.003917                  1,023.67                4.76%         4.79%        4.77%
  Jul.  31                           0.004049                  1,027.82                4.77%         4.77%        4.79%
  Aug.  31                           0.004054                  1,031.98                4.77%         4.79%        4.80%
  Sep.  30                           0.003906                  1,036.01                4.75%         4.78%        4.82%
  Oct.  31                           0.004009                  1,040.17                4.72%         4.77%        4.82%
  Nov.  30                           0.003890                  1,044.21                4.73%         4.75%        4.83%
  Dec.  31                           0.004038                  1,048.43                4.75%         4.75%        4.84%
                                   ----------

      Total                         $0.047395

                 (a): Assumes reinvestment of monthly dividends.


-------------------------------------------------------------------------------


                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/96        10.24     0.050356     0.004918     281.416     2,881.70         3.91%       5.28%       6.65%       8.19%
    1/97        10.23     0.050379     0.004925     282.802     2,893.06         3.53%       5.55%       6.59%       8.17%
    2/97        10.21     0.045606     0.004467     284.065     2,900.31         4.39%       5.54%       6.57%       8.14%
    3/97        10.14     0.049701     0.004901     285.457     2,894.54         4.36%       5.61%       6.60%       8.08%
    4/97        10.17     0.047795     0.004700     286.799     2,916.75         5.25%       5.57%       6.89%       8.09%
    5/97        10.18     0.044897     0.004418     288.066     2,932.51         5.60%       5.40%       6.97%       8.08%
    6/97        10.20     0.049211     0.004825     289.456     2,952.45         5.70%       5.26%       6.91%       8.08%
    7/97        10.26     0.050602     0.004932     290.883     2,984.46         6.43%       5.07%       7.02%       8.11%
    8/97        10.21     0.050653     0.004961     292.326     2,984.65         6.21%       4.89%       7.07%       8.06%
    9/97        10.23     0.050478     0.004934     293.769     3,005.26         6.02%       4.77%       7.29%       8.07%
   10/97        10.25     0.051196     0.004995     295.236     3,026.17         5.62%       5.18%       7.08%       8.07%
   11/97        10.22     0.048943     0.004789     296.650     3,031.76         5.01%       5.32%       7.03%       8.03%
   12/97        10.24     0.049720     0.004855     298.090     3,052.45         5.93%       5.21%       7.02%       8.04%
                         ---------
   Total                 $0.589253
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/96        13.58     0.234859     0.017294     281.677     3,825.17        -1.23%       7.49%       8.09%      10.50%
    1/97        13.52     0.063075     0.004666     282.991     3,826.04        -1.13%       8.23%       7.96%      10.43%
    2/97        13.45     0.056319     0.004190     284.177     3,822.18         3.40%       8.05%       7.81%      10.36%
    3/97        13.08     0.172383     0.013168     287.919     3,765.98         3.33%       7.99%       7.85%      10.18%
    4/97        13.22     0.058865     0.004453     289.201     3,823.24         6.17%       8.31%       8.50%      10.23%
    5/97        13.27     0.053364     0.004021     290.364     3,853.13         7.47%       7.95%       8.68%      10.23%
    6/97        13.37     0.058092     0.004345     291.626     3,899.03         7.21%       7.91%       8.69%      10.26%
    7/97        13.74     0.059582     0.004336     292.890     4,024.31        10.55%       7.77%       9.19%      10.44%
    8/97        13.49     0.059104     0.004381     294.173     3,968.40         9.48%       7.28%       9.22%      10.27%
    9/97        13.65     0.061950     0.004538     295.509     4,033.69         9.21%       7.31%       9.82%      10.33%
   10/97        13.86     0.060192     0.004343     296.792     4,113.54         8.36%       8.17%       9.38%      10.42%
   11/97        13.85     0.053839     0.003887     297.946     4,126.55         6.22%       8.19%       9.41%      10.38%
   12/97        13.95     0.055733     0.003995     299.136     4,172.95         9.09%       7.90%       9.37%      10.40%
                         ---------
   Total                 $0.812498
-------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/96        12.50     0.059626     0.004770     280.396     3,504.95         0.87%       6.46%       6.97%       9.78%
    1/97        12.44     0.058615     0.004712     281.718     3,504.57         0.49%       6.86%       6.78%       9.72%
    2/97        12.37     0.053439     0.004320     282.935     3,499.90         3.84%       6.76%       6.70%       9.65%
    3/97        12.13     0.058576     0.004807     284.295     3,448.50         3.62%       6.58%       6.66%       9.47%
    4/97        12.27     0.055727     0.004542     285.586     3,504.14         6.42%       6.79%       7.30%       9.54%
    5/97        12.32     0.057371     0.004657     286.916     3,534.80         7.90%       6.57%       7.52%       9.54%
    6/97        12.40     0.055875     0.004506     288.209     3,573.79         7.43%       6.45%       7.50%       9.57%
    7/97        12.76     0.057632     0.004517     289.510     3,694.15        11.06%       6.54%       7.90%       9.77%
    8/97        12.52     0.057649     0.004605     290.843     3,641.36         9.75%       6.01%       7.94%       9.60%
    9/97        12.67     0.056432     0.004454     292.139     3,701.40         9.39%       6.03%       8.59%       9.67%
   10/97        12.87     0.058300     0.004530     293.462     3,776.86         8.68%       6.84%       8.46%       9.76%
   11/97        12.85     0.057235     0.004454     294.769     3,787.79         6.54%       7.02%       8.29%       9.72%
   12/97        12.93     0.059800     0.004625     296.133     3,829.00         9.25%       6.88%       8.26%       9.75%
                         ---------
   Total                 $0.686651
---------------------------------------------------------------------------------------------------------------------------------



  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF) - Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00
   12/96        10.43     0.057090     0.005474     211.500     2,205.95         4.31%       6.17%         --        8.48%
    1/97        10.43     0.057396     0.005502     212.664     2,218.08         4.27%       6.73%         --        8.47%
    2/97        10.42     0.053324     0.005117     213.752     2,227.30         6.03%       6.63%         --        8.44%
    3/97        10.23     0.058897     0.005729     214.977     2,199.21         5.13%       6.53%         --        8.23%
    4/97        10.33     0.053487     0.005176     216.089     2,232.20         7.06%       6.61%       8.37%       8.32%
    5/97        10.38     0.051743     0.004985     217.167     2,254.19         8.80%       6.37%       8.49%       8.35%
    6/97        10.45     0.056802     0.005436     218.347     2,281.73         8.64%       6.35%       8.49%       8.41%
    7/97        10.58     0.055676     0.005262     219.496     2,322.27        10.09%       6.38%       8.65%       8.53%
    8/97        10.49     0.055069     0.005250     220.648     2,314.60         9.87%       6.09%       8.69%       8.42%
    9/97        10.58     0.055600     0.005255     221.808     2,346.73         9.49%       6.20%       9.20%       8.49%
   10/97        10.63     0.054863     0.005161     222.953     2,369.99         8.30%       6.68%       8.88%       8.52%
   11/97        10.59     0.055376     0.005229     224.118     2,373.41         6.85%       6.66%       8.77%       8.47%
   12/97        10.63     0.055488     0.005220     225.288     2,394.82         8.56%       6.53%       8.69%       8.49%
                         ---------
   Total                 $0.663721
--------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF) - Institutional Shares

 7/06/97       $10.00                               100.000    $1,000.00

    7/97        10.07     0.043598     0.004330     100.433     1,011.36        1.14%*
    8/97         9.98     0.053782     0.005389     100.974     1,007.72        0.77%*
    9/97        10.06     0.053374     0.005306     101.510     1,021.19        2.12%*
   10/97        10.11     0.053864     0.005328     102.051     1,031.73        3.17%*
   11/97        10.08     0.054540     0.005411     102.603     1,034.24        3.42%*
   12/97        10.12     0.055263     0.005461     103.163     1,044.01        4.40%*
                         ---------
   Total                 $0.314422
-----------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to December 31, 1997.


                           WRIGHT MANAGED EQUITY TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997

================================================================================

                                                                         Wright Selected   Wright Junior     Wright Major
                                                                            Blue Chip        Blue Chip         Blue Chip
                                                                          Equities Fund    Equities Fund    Equities Fund+
                                                                              (WBC)           (WJBC)            (WMBC)
------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost...............................                      $          -     $           -     $  20,954,041
     Unrealized appreciation (depreciation)........                                 -                 -         6,238,178
     Investments in Portfolio, at value (identified cost,
       $183,542,015 and $30,002,021, respectively,
       for WBC and WJBC)...........................                        259,492,119        33,489,338               -
                                                                          ------------      ------------     ------------

   Total investments, at value (Note 1A).........                        $ 259,492,119    $   33,489,338    $  27,192,219

   Cash..........................................                                -                -                 2,462
   Receivable for Fund shares sold...............                               18,770            18,417           38,413
   Receivable for investments sold...............                                   -                 -           442,899
   Dividend and interest receivable..............                                   -                 -            40,076
   Receivable from Investment Adviser............                                   -                 -            26,581
                                                                          ------------      ------------     ------------

       Total Assets.............................                         $ 259,510,889    $   33,507,755    $  27,742,650
                                                                          ------------      ------------     ------------

LIABILITIES:
   Payable for Fund shares reacquired............                        $      91,925    $        6,900    $          -
   Trustee fees payable..........................                                  600               600              600
   Distribution fee payable......................                                   -              7,133           10,882
   Management fee payable........................                                   -                 -             4,500
   Accrued expenses and other liabilities........                                7,496             3,388            5,922
                                                                          ------------      ------------     ------------

       Total Liabilities.........................                        $     100,021    $       18,021    $      21,904
                                                                          ------------      ------------     ------------

NET ASSETS.......................................                        $ 259,410,868    $   33,489,734    $  27,720,746
                                                                         =============    =============     =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired........................                        $181,656,740     $  30,138,731     $ 21,259,654
   Accumulated undistributed net realized gain
     on investments and foreign currency (computed
     on the basis of identified cost)............                             876,137           248,944          417,963
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)..                          75,950,104         3,487,317        6,238,178
   Undistributed (distributions in excess of) net
     investment income...........................                             927,887          (385,258)        (195,049)
                                                                          ------------      ------------     ------------

     Net assets applicable to outstanding shares.                        $259,410,868     $  33,489,734     $ 27,720,746
                                                                         =============    =============     =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.................................                          13,511,126         3,195,403        2,305,856
                                                                         =============    =============     =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST......................                              $19.20            $10.48           $12.02
                                                                         =============    =============     =============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1997

================================================================================

                                                         Wright International
                                                             Blue Chip
                                                            Equities Fund
                                                               (WIBC)
-------------------------------------------------------------------------------

ASSETS:
   Investments --
     Investment in Portfolio, at value
      (identified cost, $204,018,416) (Note 1A)................. $ 257,046,609

   Receivable for Fund shares sold..............................       828,779
                                                                  ------------

       Total Assets............................................  $ 257,875,388
                                                                  -------------


LIABILITIES:
   Payable for Fund shares reacquired..........................  $      75,032
   Trustee fees payable........................................            600
   Accrued expenses and other liabilities......................          7,708
                                                                  ------------

       Total Liabilities.......................................  $      83,340
                                                                  ------------

NET ASSETS....................................................   $ 257,792,048
                                                                  =============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of securities received in exchange for Fund shares and shares issued to shareholders in payment of distributions declared), less cost
     of shares reacquired.....................................   $  205,665,223
   Accumulated undistributed net realized gain on
     investments and foreign currency (computed
     on the basis of identified cost).........................        1,163,776
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)...............       53,028,193
   Distributions in excess of net investment income...........       (2,065,144)
                                                                   ------------

     Net assets applicable to outstanding shares.............    $  257,792,048
                                                                   =============

   Computation of net asset  value,  offering
       and  redemption  price per share:
     Standard shares:
       Net assets............................................    $  212,697,647
                                                                   ------------

       Shares of beneficial interest outstanding.............        13,273,865
                                                                   ------------

       Net asset value, offering price, and redemption
        price per share of beneficial interest...............    $        16.02
                                                                   ------------

     Institutional shares:
       Net assets............................................    $   45,094,401
                                                                   ------------

       Shares of beneficial interest outstanding..............        4,936,568
                                                                   ------------

       Net asset value, offering price, and redemption
        price per share of beneficial interest................    $        9.13
                                                                   ------------

                           WRIGHT MANAGED EQUITY TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997
================================================================================

                                                       Wright Selected    Wright Junior    Wright Major  Wright International
                                                          Blue Chip         Blue Chip        Blue Chip         Blue Chip
                                                        Equities Fund     Equities Fund   Equities Fund+     Equities Fund
                                                            (WBC)            (WJBC)           (WMBC)            (WIBC)
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income --
   Dividend income.................................    $    1,344,062    $      67,667    $      419,351    $   2,501,667
   Interest income.................................            61,184            6,140            28,622          118,994
   Less: Foreign taxes.............................                -                -                 -          (280,384)
   Dividend income allocated from Portfolio........         2,639,245          166,665                -         3,695,020
   Interest income allocated from Portfolio........           179,063           29,900                -           206,116
   Less: Foreign taxes from Portfolio..............                -                -                 -          (441,511)
   Expenses allocated from Portfolio...............       (1,069,986)          (61,112)               -        (1,685,691)
                                                         ------------     ------------      ------------     ------------
    Investment income..............................    $    3,153,568    $     209,260    $      447,973    $   4,114,211
                                                         ------------     ------------      ------------     ------------
  Expenses --
   Investment Adviser fee (Note 2).................    $      437,112    $      24,483    $      118,332    $     716,225
   Administrator fee (Note 2)......................           279,719           35,914            51,841          301,235
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator............             3,009            2,964             2,973            3,071
   Custodian fee (Note 1D).........................            42,494           13,819            51,108          169,044
   Distribution expenses-Standard shares (Note 3)..           531,616           42,079            60,491          589,982
   Transfer and dividend disbursing agent fees-
      Standard shares .............................            54,403             8,723            8,994           78,193
   Transfer and dividend disbursing agent fees-
      Institutional shares.........................               -                 -                -              1,268
   Printing........................................             5,550            3,545             1,756           11,676
   Audit services..................................            29,962           24,962            26,162           29,962
   Legal services..................................             2,651            3,778            32,675            2,923
   Registration costs..............................            19,069           13,576            14,610           20,619
   Miscellaneous...................................            16,314            9,797             2,381           26,131
                                                         ------------     ------------      ------------     ------------
    Total expenses.................................    $    1,421,899    $     183,640    $      371,323    $   1,950,329
                                                         ------------     ------------      ------------     ------------
  Deduct --
   Reduction of Investment Adviser fee (Note 2)....    $           -     $      21,246    $       50,081    $          -
   Reduction of distribution expenses by
     Principal Underwriter (Note 2)................                -            13,700            41,100               -

   Reduction of Custodian fee (Note 1D)............                -             3,334             7,962               -
                                                         ------------     ------------      ------------     ------------
    Total deductions...............................    $           -     $      38,280    $       99,143    $          -
                                                         ------------     ------------      ------------     ------------
      Net expenses.................................    $    1,421,899    $     145,360    $      272,180    $   1,950,329
                                                         ------------     ------------      ------------     ------------
        Net investment income......................    $    1,731,669    $      63,900    $      175,793    $   2,163,882
                                                         ------------     ------------      ------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign currency
   transactions (identified cost basis)............    $    8,148,212    $   1,058,208    $    5,086,262    $     232,644
  Net realized gain on investment and foreign currency
   transactions from Portfolio (identified cost basis)     19,731,211        1,729,605                -        14,916,066
                                                          ------------     ------------      ------------     ------------
  Net realized gain on investments.................    $   27,879,423    $   2,787,813    $    5,086,262    $  15,148,710
                                                         ------------     ------------      ------------     ------------
  Change in unrealized appreciation (depreciation)
    of investments and translation of assets and
    liabilities in foreign currencies..............    $          -      $           -    $    2,093,990    $          -
  Change in unrealized appreciation (depreciation)
    of investments and translation of assets and
    liabilities in foreign currencies from Portfolio       35,733,719          547,419                -       (12,233,865)
                                                         ------------     ------------      ------------     ------------
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and
    liabilities in foreign currencies..............    $  35,733,719    $      547,419    $   2,093,990  $    (12,233,865)
                                                         ------------     ------------      ------------     ------------
  Net realized and unrealized gain.................    $   63,613,142    $   3,335,232    $    7,180,252    $   2,914,845
                                                         ------------     ------------      ------------     ------------
    Net increase in net assets from operations.....    $   65,344,811    $   3,399,132    $    7,356,045    $   5,078,727
                                                        =============    =============     =============    =============

+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                                      Wright Selected                 Wright Junior
                                                                         Blue Chip                      Blue Chip
                                                                       Equities Fund                  Equities Fund
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                   -------------------------------------------------------
                                                                    1997           1996           1997            1996
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations --
     Net investment income..................................   $  1,731,669   $   2,631,529   $     63,900   $    138,013
     Net realized gain on investments.......................     27,879,423      39,254,389      2,787,813      4,475,140
     Change in unrealized appreciation of investments.......     35,733,719      (2,677,293)       547,419     (1,773,925)
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $ 65,344,811   $  39,208,625   $  3,399,132   $  2,839,228
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $    (21,080)  $    (218,349)  $         --   $   (118,531)
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) --
     From net investment income.............................   $ (1,728,176)  $  (2,485,082)  $    (56,986)  $   (156,925)
     From net realized gain.................................    (43,658,676)    (21,491,146)    (2,548,114)    (4,391,022)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $(45,386,852)  $ (23,976,228)  $ (2,605,100)  $ (4,547,947)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from Fund
     share transactions (Note 4)............................   $ 31,308,408   $ (24,436,411)  $ 18,667,002   $(10,137,508)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ 51,245,287   $  (9,422,363)  $ 19,461,034   $(11,964,758)

NET ASSETS:

   At beginning of year.....................................    208,165,581     217,587,944     14,028,700     25,993,458
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $259,410,868   $ 208,165,581   $ 33,489,734   $ 14,028,700
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $    927,887   $     945,474   $   (385,258)  $   (385,258)
                                                               =============  =============   =============  =============

See notes to fianacial statements

                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

================================================================================


                                                                       Wright Major               Wright International
                                                                         Blue Chip                      Blue Chip
                                                                      Equities Fund+                  Equities Fund
                                                                          (WMBC)                         (WIBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  ------------------------------------------------------
                                                                    1997           1996           1997            1996
------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations --
     Net investment income..................................   $    175,793   $     349,438   $  2,163,882   $  1,956,736
     Net realized gain on investments.......................      5,086,262      11,025,665     15,148,710     19,574,426
     Change in unrealized appreciation of investments.......      2,093,990      (5,101,936)   (12,233,865)    24,303,355
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $  7,356,045   $   6,273,167   $  5,078,727   $ 45,834,517
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $          -   $     (43,460)  $    202,446   $     23,205
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) --
     From net investment income - Standard shares...........   $   (164,977)  $    (342,817)  $ (2,203,743)  $ (1,527,735)
     From net realized gain - Standard shares...............     (7,725,348)     (4,865,664)   (11,765,818)   (15,430,128)
     From net realized gain - Institutional shares..........              -               -     (1,107,228)             -
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $ (7,890,325)  $  (5,208,481)  $(15,076,789)  $ (16,957,863)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from fund
     share transactions -
       Standard shares......................................   $  2,439,911   $ (24,340,385)  $(50,302,381)  $  2,656,534
       Institutional shares.................................              -               -     49,157,706              -
                                                               ------------   ------------    ------------   ------------

   Net increase in net assets from Fund share transactions..   $  2,439,911   $ (24,340,385)  $ (1,144,675)  $  2,656,534
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $  1,905,631   $ (23,319,159)  $(10,940,291)  $ 31,556,393

NET ASSETS:

   At beginning of year.....................................     25,815,115      49,134,274    268,732,339    237,175,946
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $ 27,720,746   $  25,815,115   $257,792,048   $268,732,339
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $   (195,049)  $    (205,865)  $ (2,065,144)  $    924,400
                                                               =============  =============   =============  =============



+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND

================================================================================

                                                                           Year Ended December 31,
                                                               -----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997          1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 17.730     $  16.830    $  13.850    $  14.920     $ 14.790
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income..................                  $  0.133     $   0.204    $   0.226    $   0.233     $  0.196
     Net realized and unrealized gain (loss)
       on investments.......................                     5.172         2.886        3.904       (0.763)       0.104
                                                              --------     --------     --------     --------      --------
         Total income (loss)
           from investment operations.......                  $  5.305     $   3.090    $   4.130    $  (0.530)    $  0.300
                                                              --------     --------     --------     --------      --------
Less Distributions:
     From net investment income.............                  $ (0.145)    $  (0.200)   $  (0.200)   $  (0.180)    $ (0.170)
     From net realized gain on investments..                    (3.690)       (1.990)      (0.840)      (0.360)      --
     In excess of net realized gain
       on investments.......................                      --          --           (0.110)      --           --
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (3.835)    $  (2.190)   $  (1.150)   $  (0.540)    $ (0.170)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 19.200     $  17.730    $  16.830    $  13.850     $ 14.920
                                                              =========    =========    =========    =========    =========


Total Return (1)............................                    32.70%        18.57%       30.34%       (3.52%)       2.06%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                  $ 259,411    $ 208,166     $217,588     $186,016     $175,481
     Ratio of expenses to average net assets                     1.08%(4)      1.04%        1.04%        1.03%        1.03%
     Ratio of net investment income to average
       net assets...........................                     0.75%         1.15%        1.44%        1.57%        1.28%
     Portfolio turnover rate(3) ............                       10%           43%          44%          72%          28%
     Average commission rate paid (2) ......                  $  0.0500    $  0.0497          --           --           --


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Amount for the year ended December
    31, 1997 is for the period while the Fund was making investments directly in securities. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See notes to fianacial statements

                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
================================================================================

                                                                           Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $  8.860     $  10.850    $  11.000    $  11.950     $ 11.690
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............                  $  0.160     $   0.067    $   0.120    $   0.101     $  0.101
     Net realized and unrealized gain (loss)
       on investments.......................                     2.380         1.738        1.977       (0.431)       0.809
                                                              --------     --------     --------     --------      --------
         Total income (loss)
           from investment operations.......                  $  2.540     $   1.805    $   2.097    $  (0.330)    $  0.910
                                                              --------     --------     --------     --------      --------
Less Distributions:
     From net investment income.............                  $ (0.035)    $  (0.100)   $  (0.100)   $  (0.100)    $ (0.060)
     From net realized gain on investments..                    (0.885)       (3.695)      (1.030)         (0.520)   (0.590)
     In excess of net realized gain
       on investments.......................                    --            --           (1.117)      --           --
                                                              --------     --------     --------     --------      --------
         Total distributions................                  $ (0.920)    $  (3.795)   $  (2.247)   $  (0.620)    $ (0.650)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.480     $   8.860    $  10.850    $  11.000     $ 11.950
                                                              =========    =========    =========    =========    =========
Total Return(3).............................                    28.92%        17.53%       20.51%       (2.75%)       7.93%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                  $  33,490    $  14,029    $  25,993    $  37,124     $ 68,226
     Ratio of expenses to average net assets(1)                   1.18%(6)     1.20%(2)     1.17%(2)     1.11%        1.09%
     Ratio of net investment income to average
       net assets(1) .......................                      0.35%         0.73%        0.89%        0.91%        0.86%
     Portfolio turnover rate(5) ............                        25%           41%          40%          36%          38%
     Average commission rate paid (4)  .....                  $  0.0511    $  0.0511          --           --           --

(1)For the years ended December 31, 1997, 1996 and 1995, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                1997          1996         1995
                                                               -----------------------------------

     Net investment income (loss) per share.                  $ (0.041)    $   0.048    $   0.105
                                                              =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.62%(6)      1.41%        1.28%
                                                              =========    =========    =========
         Net investment income (loss).......                    (0.09%)        0.52%        0.78%
                                                              =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above for the years ended
    December 31, 1997, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.14%, 1.15% and 1.14% for the years ended December 31, 1997, 1996 and 1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Amount for the year ended December
    31, 1997 is for the period while the Fund was making investments directly in securities. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(6) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
See notes to fianacial statements

                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND
================================================================================


                                                                            Year Ended December 31,
                                                              -----------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997          1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 12.450     $  12.650    $  11.390    $  12.720     $ 13.380
                                                              --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............                  $  0.100     $   0.064    $   0.153    $   0.180     $  0.176
     Net realized and unrealized gain (loss)
       on investments.......................                     3.515         2.131        3.107       (0.295)      (0.046)
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $  3.615     $   2.195    $   3.260    $  (0.115)    $  0.130
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.085)    $  (0.120)   $  (0.160)   $  (0.160)    $ (0.160)
     From net realized gain on investments..                    (3.960)       (2.275)      (1.840)      (1.055)      (0.625)
     In excess of net realized gains........                    --            --           --           --           (0.005)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (4.045)    $  (2.395)   $  (2.000)   $  (1.215)    $ (0.790)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 12.020     $  12.450    $  12.650    $  11.390     $ 12.720
                                                              =========    =========    =========    =========    =========

Total Return(3).............................                     33.86%        17.63%       28.98%       (0.70%)       1.00%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)                  $  27,721     $ 25,815     $  49,134    $  51,085     $ 88,349
     Ratio of expenses to average net assets(1)                   1.08%        1.08%(2)      1.07%(2)     0.99%         0.97%
     Ratio of net investment income to average
         net assets(1)......................                     0.68%         0.90%        1.19%        1.46%        1.37%
     Portfolio turnover rate................                       89%           45%          83%          55%          53%
     Average commission rate paid (4).......                  $  0.0556    $  0.0564          --           --           --

(1)For the  years  ended  December  31,  1997,  1996  and  1995,  the  Principal
   Underwriter and/or Investment Adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1997          1996         1995
                                                             ------------------------------------

     Net investment income per share........                  $  0.049     $   0.061    $   0.150
                                                              =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.43%         1.12%        1.09%
                                                              =========    =========    =========
         Net investment income..............                     0.33%         0.86%        1.17%
                                                              =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above for the years ended
    December 31, 1997, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.05% for the years ended
    December 31, 1997, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See notes to financial statements


                           WRIGHT MANAGED EQUITY TRUST

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
================================================================================


                                                                           Year Ended December 31
                                                ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               1997*        1997          1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------

                                               Institutional
                                                  Shares                              Standard Shares
                                                 ---------   --------------------------------------------------------------

Net asset value, beginning of year..........      $ 10.00       $16.690     $ 14.770    $ 13.090      $ 13.410    $ 10.520
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss) from Investment Operations:
     Net investment income..................       $ 0.006      $ 0.185      $ 0.128      $ 0.142      $ 0.127     $ 0.107
     Net realized and unrealized gain (loss)
         on investments.....................        (0.646)++     0.048++     2.902        1.638       (0.347)      2.853
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total income (loss)
              from investment operations....      $ (0.640)     $ 0.233      $ 3.030      $ 1.780     $ (0.220)    $ 2.960
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less Distributions:
     From net investment income.............      $ --         $ (0.163)    $ (0.100)    $ (0.100)    $ (0.100)   $ (0.070)
     From net realized gains................        (0.230)      (0.740)      (1.010)      --           --          --
                                                 ---------    ---------    ---------    ---------    ---------    ---------


         Total distributions................      $ (0.230)    $ (0.903)    $ (1.110)    $ (0.100)    $ (0.100)   $ (0.070)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of year................       $ 9.130      $16.020     $ 16.690     $ 14.770     $ 13.090    $ 13.410
                                                ==========   ==========   ==========   ==========   ==========   ==========
Total Return(1).............................        (6.37%)       1.54%       20.73%       13.61%       (1.64%)     28.22%
Ratios/Supplemental Data
     Net assets, end of period (000 omitted)      $ 45,094     $212,698     $268,732      $237,176     $200,232    $100,071
     Ratio of expenses to average daily net
         assets.............................         1.16%(4)+    1.31%(4)     1.30%        1.29%        1.31%       1.46%
     Ratio of net investment income to average
         daily net assets...................         0.15%+       0.82%        0.82%        0.99%        1.00%       0.67%
     Portfolio Turnover Rate(3) ............            4%           4%          29%           12%          12%         30%
     Average commision rate paid (2)........     $  0.0189    $  0.0189    $  0.1882          --           --           --


(1) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
2) Average commission rate paid is computed by dividing the total dollar amount of  commissions  paid during the fiscal  year by the total  number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal  years  beginning  on or after  September  1,  1995,  the Fund is required to  disclose  its average  commission  rate per share for  security trades on which commissions are charged.  Amount for the year ended December
    31, 1997 is for the period while the Fund was making investments directly in securities.  The average  commission rate paid for the period since the Fund transferred  substantially  all of its investable assets to the Portfolio is shown in the Portfolio's  financial  statements which are included elsewhere in this report.
(3) Portfolio turnover  represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(4)  Includes  each  Fund's  share of its  corresponding  Portfolio's  allocated
expenses.   *  For  the  period  from  July  7,  1997   (inception  of  offering
Institutional shares) to December 31, 1997.
+   Annualized.
++  Per share amount is not in accordance  with the net realized and  unrealized gain (loss) for the period because of the timing of sales of fund shares and the  amounts  per share  realized  and  unrealized  gains and losses at such times.

See notes to fianacial statements


                           WRIGHT MANAGED EQUITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Major Blue Chip Equities Fund (WMBC) series (formerly the Wright Quality Core Equities Fund), and Wright International Blue Chip Equities Fund
(WIBC) series  (collectively,  the Funds),  is registered  under the  Investment
Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC, WJBC, and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio, WJBC invests its assets in the Junior Blue Chip Equities Portfolio, and WIBC invests its assets in the International Blue Chip Equities Portfolio. On May 2, 1997, WBC, WJBC, and WIBC transferred their net assets (substantially all of their investable assets) to their corresponding Portfolio in exchange for interests in the Portfolio. WBC transferred net assets with a value of $214,549,482, including unrealized appreciation of $45,756,289. WJBC transferred net assets with a value of $12,729,749, including unrealized appreciation of $2,211,989. WIBC transferred net assets with a value of $283,992,069, including unrealized appreciation of $59,307,896. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.99%, 99.99%, and 99.99% at December 31, 1997 for WBC, WJBC, and WIBC, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC, WJBC and WIBC are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income -- Before WBC, WJBC, and WIBC began investing in its corresponding Portfolio, the Funds held their own investments directly. For Funds which held investments directly, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. The net investment income of WBC, WJBC, and WIBC also consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

D. Expense Reduction -- The Funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. For the purpose of Code Sec 852 (b)(3)(C), WBC and WJBC hereby designate
     $24,461,107 and $1,952,327, respectively, as long-term capital gain distributions paid during the taxable year.

     At December 31, 1997, net capital losses of $3,497 for WIBC attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day of the Fund's next taxable year.

F. Equalization -- The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

G. Distributions -- The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31,1997, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                              Accumulated Undistrib-
                              uted Net Realized Gain
                              (Loss) on Investment      Undistributed
                   Paid-In    and Foreign Currency     Net Investment
                   Capital        Transactions           Income (Loss)
-------------------------------------------------------------------------------


     WBC           445,029         (445,029)                --
     WJBC          148,270         (141,356)             (6,914)
     WMBC          854,284         (854,284)                --
     WIBC        5,138,000       (1,985,871)         (3,152,129)
-------------------------------------------------------------------------------


     Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

H. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

I. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Multiple Classes of Shares of Beneficial Interest -- Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 1997, only WIBC had an institutional share class.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory

Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1997, for WMBC the effective annual rate was 0.46%. To enhance the net income of the WJBC and WMBC, Wright made a reduction of its investment adviser fee in the amount of $21,246 and $50,081, respectively. Prior to May 2, 1997 (when WBC, WJBC, and WIBC transferred substantially all of their assets to their corresponding Portfolio in exchange for interests in their corresponding Portfolio), WBC, WJBC, and WIBC retained Wright as their investment adviser. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial
Statements which are included elsewhere in this report. For the period from January 1, 1997 to May 1, 1997, for WBC, WJBC, and WIBC, the effective annual rate was 0.63%, 0.55%, and 0.77%, respectively. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31,1997, the effective annual rate was 0.12% for WBC, 0.20% for WJBC, 0.20% for WMBC, and 0.11% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's Standard shares. Prior to May 1, 1997, the annual rate was 0.20%. To enhance the net income of WJBC and WMBC, the Principal Underwriter made a reduction of its fee by $13,700 and $41,100, respectively. In addition, on May 1,1997, the Trustees adopted a service plan (the Service Plan) which allows the funds to reimburse the Principle Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the period from May 1, 1997 to December 31, 1997 the Funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                     Year Ended                        Year Ended
                                                                  December 31, 1997                 December 31, 1996
                                                             -----------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND --
   Sold    ...............................................   2,295,567    $  43,143,360       3,370,863     $  58,680,124
   Issued to shareholders in payment of
      distributions declared..............................   2,057,801       36,966,100       1,117,467        19,510,827
   Reacquired.............................................  (2,586,053)     (48,801,052)     (5,675,972)     (102,627,362)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................   1,767,315    $  31,308,408      (1,187,642)    $ (24,436,411)
                                                            ===========   ===============    ===========   ===============

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND --
   Sold...................................................   2,059,302    $  22,967,370          99,920     $   1,044,278
   Issued to shareholders in payment of
       distributions declared.............................     202,275        2,080,022         444,180         3,864,662
   Reacquired.............................................    (649,566)      (6,380,390)     (1,355,874)      (15,046,448)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................   1,612,011    $  18,667,002        (811,774)    $ (10,137,508)
                                                            ===========   ===============    ===========   ===============

WRIGHT MAJOR BLUE CHIP EQUITIES FUND --
   Sold...................................................     432,179    $   5,533,181         337,332     $   4,468,704
   Issued to shareholders in payment of
      distributions declared..............................     648,550        7,400,696         394,213         4,874,918
   Reacquired.............................................    (847,964)     (10,493,966)     (2,543,369)      (33,684,007)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................     232,765    $   2,439,911      (1,811,824)    $ (24,340,385)
                                                            ===========   ===============    ===========   ===============

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND -- Standard Shares
   Sold...................................................   6,878,669    $ 113,256,683       5,048,536     $  81,155,741
   Issued to shareholders in payment of
      distributions declared..............................     726,800       11,458,067         890,647        14,344,879
   Reacquired............................................. (10,434,522)    (175,017,131)     (5,893,501)      (92,844,086)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................  (2,829,053)   $ (50,302,381)         45,682     $   2,656,534
                                                            ===========   ===============    ===========   ===============


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND -- Institutional Shares

                                                      Period from July 7, 1997, the Inception of
                                                  Offering Institutional Shares, to December 31, 1997
                                                  ------------------------------------------------------
   Sold...................................................   4,814,034    $  48,051,228
   Issued to shareholders in payment of
      distributions declared..............................     122,616        1,107,228
   Reacquired.............................................         (82)            (750)
                                                            ----------    -------------

   Net increase...........................................   4,936,568    $  49,157,706
                                                            ===========   ==============



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations and redemptions in kind, were as follows:

                                                                          Year Ended December 31, 1997
                                                     -------------------------------------------------------------------------
                                                      Wright Selected     Wright Junior       Wright     Wright International
                                                          Blue Chip         Blue Chip     Major Blue Chip      Blue Chip
                                                       Equities Fund*    Equities Fund*    Equities Fund    Equities Fund*
-------------------------------------------------------------------------------------------------------------------------------

Purchases............................................  $   19,732,545    $   3,176,738    $   22,612,753    $  25,308,607
                                                         ============     ============      ============     ============
Sales................................................  $   24,365,621    $   5,034,316    $   23,624,115    $  11,564,444
                                                         ============     ============      ============     ============
Redemptions in Kind (at Value).......................  $          --     $    --          $    5,429,312    $         --
                                                         ============     ============      ============     ============

--------------------------------------------------------------------------------------------------------------------------------

* For the period January 1, 1997 to May 1, 1997


     Redemption in kind transactions resulted in realized capital gains, for book purposes, of $858,364 for WMBC.

     Subsequent to the initial transfer of assets from WBC, WJBC, and WIBC to their corresponding Portfolio, increases and decreases in each Fund's investment in its corresponding Portfolio for the period from May 2, 1997 to December 31, 1997 were as follows:

                                                                      WBC                 WJBC                   WIBC
----------------------------------------------------------------------------------------------------------------------------

Increases...........................................             $35,312,831           $21,683,152           $104,894,402
Decreases...........................................              42,043,542             4,063,948            142,250,157

-----------------------------------------------------------------------------------------------------------------------------

For the period from May 2, 1997 to December 31, 1997, investments were distributed for WBC in payment for capital stock redeemed, resulting in realized capital gains, for book purposes of $446,035.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31,1997, as computed on a federal income tax basis, are as follows:

                                        Wright Major Blue Chip
                                             Equities Fund
-------------------------------------------------------------------------------

Aggregate cost............................  $   20,894,391
                                              ============
Gross unrealized appreciation.............  $    6,541,439
Gross unrealized depreciation.............         243,611
                                            -------------

Net unrealized appreciation...............  $    6,297,828
                                              ============

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating Funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended December 31, 1997.

                          INDEPENDENT AUDITORS' REPORT
================================================================================





         To the Trustees and Shareholders of
         The Wright Managed Equity Trust:

         We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of Wright Major Blue Chip
         Equities Fund, of The Wright Managed Equity Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  such  financial  statements  and financial  highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Equity Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

         DELOITTE & TOUCHE LLP


         Boston, Massachusetts
         January 30, 1998

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997

================================================================================

                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $   87,118,234           $          -            $          -
     Investments in Portfolio, at value (identified cost
       of $101,882,534 and $71,853,970 for
       WNTB and WUSTB, respectively) ................                -              102,861,429              74,538,487
                                                           ------------            ------------            ------------

   Total investments, at value (Note 1A).............    $   87,118,234           $ 102,861,429           $  74,538,487
   Cash..............................................            34,732                   -                       -
   Receivable for Fund shares sold...................           113,249                  23,293                  24,173
                                                          -------------            ------------            ------------

       Total Assets..................................    $   87,266,215           $ 102,884,722           $  74,562,660
                                                          -------------            ------------            ------------


LIABILITIES:
   Payable for Fund shares reacquired................    $       29,995           $      84,098           $     328,660
   Distributions payable.............................           143,405                 230,944                  73,219
   Accrued management fees...........................            25,249                      -                       -
   Trustee fees payable..............................               450                     450                     450
   Accrued expenses and other liabilities............             8,340                   4,434                   2,274
                                                          -------------            ------------            ------------

       Total Liabilities.............................    $      207,439           $     319,926           $     404,603
                                                          -------------            ------------            ------------


NET ASSETS...........................................    $   87,058,776           $ 102,564,796           $  74,158,057
                                                         ==============           ==============          ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired............................    $   87,058,776           $ 119,624,897           $  71,378,031
   Accumulated net realized loss on investments
     (computed on the basis of identified cost)......                -             (18,267,995)                 (10,015)
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......                -                  978,895               2,684,517
   Undistributed net investment income...............                -                  228,999                 105,524
                                                          -------------            ------------            ------------

     Net assets applicable to outstanding shares.....    $   87,058,776           $ 102,564,796           $  74,158,057
                                                         ==============           ==============          ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING.........        87,058,776              10,016,288               5,316,433
                                                         ==============           ==============          ==============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST..........................             $1.00                  $10.24                  $13.95
                                                         ==============           ==============          ==============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at December 31, 1997 is the same as the market value.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997
================================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................                             $  76,312,800           $          -
     Unrealized appreciation.........................                                 2,595,256                      -
     Investments in Portfolio, at value (identified cost
       of $96,029,556 for WCIF)......................                                        -               97,765,377
                                                                                   ------------            ------------

   Total investments at value (Note 1A)..............                             $  78,908,056           $  97,765,377
   Cash..............................................                                     4,971                   -
   Receivable for Fund shares sold...................                                     2,964                 441,746
   Interest receivable...............................                                 1,191,830                      -
                                                                                   ------------            ------------

       Total Assets..................................                             $  80,107,821           $  98,207,123
                                                                                   ------------            ------------

LIABILITIES:
   Payable for Fund shares reacquired................                             $       5,493           $      57,785
   Distributions payable.............................                                    93,076                 122,338
   Distribution fee payable to Principal Underwriter.                                        -                    3,346
   Trustee fees payable..............................                                       450                     450
   Accrued expenses and other liabilities............                                     5,139                   4,933
                                                                                   ------------            ------------

       Total Liabilities.............................                             $     104,158           $     188,852
                                                                                   ------------            ------------


NET ASSETS...........................................                             $  80,003,663           $ 98,018,271
                                                                                  =============           =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in
     payment of di tributions declared), less cost of shares reacquired..         $  77,114,605           $  7,429,317
   Accumulated undistributed net realized gain (loss) on in-
     vestments (computed on the basis of identified cost)..                             208,960             (1,046,783)
   Unrealized appreciation (depreciation) of investments
     (computed on the basis of identified cost)......                                 2,595,256              1,735,821
   Undistributed (distributions in excess of) net
     investment income...............................                                    84,842               (100,084)
                                                                                   ------------            ------------

     Net assets applicable to outstanding shares.....                             $  80,003,663           $  98,018,271
                                                                                  =============           =============
Computation of net asset value, offering and redemption price per share:
   Standard Shares:
     Net assets......................................                             $  80,003,663           $  76,217,188
                                                                                   ------------            ------------

     Shares of beneficial interest outstanding.......                                 6,186,035               7,167,318
                                                                                   ------------            ------------

     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                    $12.93                  $10.63
                                                                                  =============           =============

   Institutional Shares:
     Net assets......................................                                                     $  21,801,083
                                                                                                           ------------

     Shares of beneficial interest outstanding.......                                                         2,155,060
                                                                                                           ------------

     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                                            $10.12
                                                                                                          =============

+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997

================================================================================

                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
-------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income --
   Interest income...................................     $   4,908,537           $   2,779,967           $   1,188,015
   Interest income allocated from Portfolio..........                -                4,943,207               2,741,783
   Expenses allocated from Portfolio.................                -                (332,329)                (183,350)
                                                           ------------            ------------            ------------

    Investment income................................     $   4,908,537           $   7,390,845           $   3,746,448
                                                           ------------            ------------            ------------

  Expenses --
   Investment Adviser fee (Note 3)...................     $     329,000           $     172,837           $      73,974
   Administrator fee (Note 3)........................            65,863                 105,782                  63,450
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............             1,916                   6,578                   3,974
   Custodian fee (Note 1C)...........................            26,333                  20,126                   2,341
   Distribution expenses (Note 4)....................                -                  288,791                 158,158
   Transfer and dividend disbursing agent fees.......            37,427                  28,802                  19,880
   Printing..........................................             2,670                   3,022                   3,591
   Audit services....................................            20,462                  28,662                  23,262
   Legal services....................................             2,918                   3,308                   8,805
   Shareholder communication expense.................            10,474                      -                       -
   Registration costs................................            22,441                  16,405                  16,923
   Miscellaneous.....................................            34,821                  13,655                   3,104
                                                            ------------            ------------            ------------

    Total expenses...................................     $     554,325           $     687,968           $     377,462
                                                            =============           =============           =============
Deduct --
   Reduction of Investment Adviser fee (Note 3)......     $     131,353           $          -            $          -
   Reduction of distribution expenses by
    Principal Underwriter (Note 4)...................                -                   19,330                   9,263
                                                          ---------------         ------------            ------------

     Total deductions................................     $     131,353           $      19,330           $       9,263
                                                          ---------------         ------------            ------------

     Net expenses....................................     $     422,972           $     668,638           $     368,199
                                                          ---------------         ------------            ------------

      Net investment income..........................     $   4,485,565           $   6,722,207           $   3,378,249
                                                          --------------          ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)...........................     $          -            $   (114,104)           $     (10,016)
  Net realized loss on investment transactions from Portfolio
   (identified cost basis)...........................                -                 (75,865)                      -
                                                          ------------             ------------            ------------

  Net realized loss on investments...................     $          -            $   (189,969)           $     (10,016)
  Net change in unrealized appreciation (depreciation)
   of investments....................................                -                 (21,256)               2,443,170
                                                          ------------             ------------            ------------

   Net realized and unrealized gain (loss)
     on investments..................................     $          -            $   (211,225)           $    2,433,154
                                                          ------------             ------------            ------------

    Net increase in net assets from operations.......     $   4,485,565           $   6,510,982           $   5,811,403
                                                          =============           =============           =============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio.
See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997
================================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income --
   Interest income...................................                             $   5,179,781           $  1,762,612
   Interest income allocated from Portfolio..........                                        -               4,388,821
   Expenses allocated from Portfolio.................                                        -                (292,671)
                                                                                  ------------            ------------

    Investment income................................                             $   5,179,781           $  5,858,762
                                                                                  ------------            ------------

  Expenses --
   Investment Adviser fee (Note 3)...................                             $     326,326           $     94,877
   Administrator fee (Note 3)........................                                    81,582                 83,305
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............                                     2,297                  2,499
   Custodian fee (Note 1C)...........................                                    40,500                 22,528
   Distribution expenses (Note 4)....................                                   163,160                212,212
   Transfer and dividend disbursing agent fees.......                                    25,360                 21,194
   Printing..........................................                                     4,069                  1,964
   Audit services....................................                                    27,662                 23,462
   Legal services....................................                                     8,843                  3,417
   Registration costs................................                                    15,721                 15,316
   Miscellaneous.....................................                                     1,527                  7,759
                                                                                  ------------            ------------

    Total expenses...................................                             $     697,047           $    488,533

  Deduct --
   Reduction of distribution expenses by
    Principal Underwriter (Note 4)...................                                        -                  45,629
                                                                                  ------------            ------------

     Net expenses....................................                             $     697,047           $     442,904
                                                                                  ------------            ------------

      Net investment income..........................                             $   4,482,734           $  5,415,858
                                                                                  ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions
   (identified cost basis)...........................                             $     208,959           $    (98,264)
  Net change in unrealized appreciation (depreciation)
   of investments....................................                                 2,451,993               2,131,195
                                                                                  ------------            ------------

   Net realized and unrealized gain (loss) on investments                         $   2,660,952           $    2,032,931
                                                                                  ------------            ------------

    Net increase in net assets from operations.......                             $   7,143,686           $   7,448,789
                                                                                  =============           =============


+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.
See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                            Wright                        Wright                         Wright
                                         U.S. Treasury                 U.S. Treasury                  U.S. Treasury
                                       Money Market Fund              Near Term Fund                      Fund
                                            (WTMM)                        (WNTB)                         (WUSTB)
                                      Year Ended Dec. 31            Year Ended Dec. 31             Year Ended Dec. 31
                                    --------------------------------------------------------------------------------------
                                     1997           1996            1997           1996           1997            1996
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment income........$  4,485,565    $  2,763,403   $  6,722,207   $   8,277,153   $  3,378,249   $  2,277,815
   Net realized gain (loss) on
    investment transactions.....           -              -        (189,969)        564,027        (10,016)     1,565,818
   Change in unrealized appreciation
    (depreciation) of investments          -              -         (21,256)     (3,403,735)     2,443,170     (2,085,302)
                                ------------    ------------   ------------   ------------    ------------   ------------

    Net increase in
     net assets resulting from
     operations.................$  4,485,565    $  2,763,403   $  6,510,982   $   5,437,445   $  5,811,403   $  1,758,331
                                ------------    ------------   ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) --
   From net investment income...$ (4,485,565)   $ (2,763,403)  $ (6,658,751)  $  (8,272,352)  $ (3,277,052)  $ (2,268,131)
   From net realized gain.......           -               -              -               -       (438,333)      (683,329)
   In excess of realized gains..           -               -              -               -        (22,651)             -
                                ------------    ------------   ------------   ------------    ------------   ------------

    Total distributions.........$ (4,485,565)   $ (2,763,403)  $ (6,658,751)  $  (8,272,352)  $ (3,738,036)  $ (2,951,460)
                                ------------    ------------   ------------   ------------    ------------   ------------


  Fund share transactions (Note 5)+ --
   Proceeds from shares sold....$227,054,512    $254,493,576   $ 19,532,312   $  34,366,823   $ 26,166,981   $ 49,896,782
   Reinvestment of dividends....   2,684,765       1,528,366      3,583,844       4,738,955      1,808,793      2,233,676
   Cost of shares reacquired....(237,864,010)   (206,727,380)   (50,728,625)    (49,545,671)   (10,869,033)   (11,115,624)
                                ------------    ------------   ------------   ------------    ------------   ------------

  Net increase (decrease) in net
   assets from Fund share
   transactions.................$ (8,124,733)   $ 49,294,562   $(27,612,469)  $ (10,439,893)  $ 17,106,741   $ 41,014,834
                                ------------    ------------   ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............$ (8,124,733)   $ 49,294,562   $(27,760,238)  $ (13,274,800)  $ 19,180,108   $ 39,821,705

NET ASSETS:
  At beginning of year..........  95,183,509      45,888,947    130,325,034     143,599,834     54,977,949     15,156,244
                                ------------    ------------   ------------   ------------    ------------   ------------

  At end of year................$ 87,058,776    $ 95,183,509   $102,564,796   $ 130,325,034   $ 74,158,057   $ 54,977,949
                                =============   =============  =============  =============   =============  =============

UNDISTRIBUTED NET
  INVESTMENT INCOME
  INCLUDED IN NET ASSETS
  AT END OF PERIOD..............$          -    $          -   $    228,999   $     165,543   $    105,524   $     17,123
                                =============   =============  =============  =============   =============  =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                          Wright                         Wright
                                                                       Total Return                  Current Income
                                                                         Bond Fund                        Fund
                                                                          (WTRB)                         (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                             --------------------------------------------------------------
                                                                    1997           1996           1997            1996
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment income........                               $  4,482,734   $   6,253,543   $  5,415,858   $  4,184,753
   Net realized gain (loss) on
    investment transactions.....                                    208,959       1,478,297        (98,264)      (196,901)
   Change in unrealized appreciation
    (depreciation) of investments                                 2,451,993      (7,506,256)     2,131,195     (1,341,304)
                                                               ------------   ------------    ------------   ------------
    Net increase in
     net assets resulting from
     operations.................                               $  7,143,686   $      225,584  $  7,448,789   $  2,646,548
                                                               ------------   ------------    ------------   ------------

  Distributions to shareholders from
   net investment income (Note 2) --
    Standard shares.............                               $ (4,473,380)  $  (6,256,731)  $ (4,764,576)  $ (4,191,419)
    Institutional shares........                                          -               -       (615,830)             -
                                                               ------------   ------------    ------------   ------------

    Total distributions.........                               $ (4,473,380)  $  (6,256,731)  $ (5,380,406)  $ (4,191,419)
                                                               ------------   ------------    ------------   ------------

  Net increase (decrease) in net assets
   from Fund share transactions (Note 5) --
    Standard shares.............                               $(14,048,274)  $ (25,348,824)  $  9,750,500   $   (176,931)
    Institutional shares........                                          -               -     21,576,500              -
                                                               ------------   ------------    ------------   ------------
    Net increase (decrease) in net assets
     from Fund share transactions                              $ (14,048,274) $ (25,348,824)$  31,326,517    $   (176,931)
                                                               ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............                               $(11,377,968)  $ (31,379,971)  $ 33,394,900   $ (1,721,802)

NET ASSETS:
  At beginning of year..........                                 91,381,631     122,761,602     64,623,371     66,345,173
                                                               ------------   ------------    ------------   ------------

  At end of year................                               $ 80,003,663   $  91,381,631   $ 98,018,271   $ 64,623,371
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD.......                               $     84,842   $      75,488   $   (100,084)  $    (56,700)
                                                               =============  =============   =============  =============


See notes to financial statements


                           WRIGHT MANAGED INCOME TRUST

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
================================================================================


                                                                            Year Ended December 31,
                                                               ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997          1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year.............               $1.00        $1.00        $1.00         $1.00       $1.00

Income from Investment Operations:
   Net investment income(1)  ..................                0.04739      0.04745      0.05212       0.03494     0.02503


Less Distributions:
   From net investment income..................               (0.04739)    (0.04745)    (0.05212)     (0.03494)    (0.02503)
                                                              --------     --------     ---------     ---------     ----------

Net asset value, end of year...................               $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total Return(2)................................                4.84%        4.85%        5.34%         3.55%        2.53%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted).....               $87,059      $95,184      $45,889      $68,877      $11,011
   Ratio of net expenses to average daily
     net assets(1).............................                0.45%        0.45%(3)     0.46%(3)      0.45%        0.45%
   Ratio of net investment income to average daily
     net assets(1).............................                4.74%        4.73%        5.22%         3.77%        2.52%

(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
                                                              --------------------------------------------------------------
                                                               1997         1996          1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------

Net investment income per share................                $0.04599     $0.04524     $0.05120     $0.03253     $0.01977
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................                   0.59%        0.67%        0.65%        0.71%        0.97%
                                                              =========    =========    =========    =========    =========
   Net investment income ......................                   4.60%        4.51%        5.03%        3.51%        1.99%
                                                              =========    =========    =========    =========    =========


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.
(3)Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       WRIGHT U.S. TREASURY NEAR TERM FUND
================================================================================


                                                                            Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 10.240     $  10.450    $   9.920    $  10.840     $ 10.660
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................                  $  0.599     $   0.606    $   0.631    $   0.588     $  0.655
   Net realized and unrealized gain (loss)
     on investments.........................                    (0.010)       (0.212)       0.524       (0.920)       0.180
                                                              --------     --------     --------     --------      --------

     Total income (loss) from investment
       operations...........................                  $  0.589     $   0.394    $   1.155    $  (0.332)    $  0.835
                                                              --------     --------     --------     --------      --------

Less distributions from net investment income                 $ (0.589)    $  (0.604)   $  (0.625)    $ (0.588)    $ (0.655)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.240     $  10.240    $  10.450    $   9.920     $ 10.840
                                                              =========    =========    =========    =========     ========

Total Return(2).............................                     5.93%        3.91%        11.93%      (3.10%)        7.95%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                  $102,565     $130,325     $ 143,600    $ 212,122     $380,917
   Ratio of expenses to average net assets..                    0.87%(4)      0.80%         0.80%        0.70%        0.70%
   Ratio of net investment income to average
     net assets.............................                     5.82%        5.90%         6.20%        5.70%        6.00%
   Portfolio Turnover Rate(3) ..............                        4%          28%           21%          33%          22%

(1)For the year ended December 31, 1997, the Principal Underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1997

     Net investment income per share........                  $  0.597
                                                              =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.89%(4)
                                                              =========
         Net investment income..............                     5.80%
                                                              =========

(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                            WRIGHT U.S. TREASURY FUND
================================================================================


                                                                            Year Ended December 31,
                                                             ----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997         1996(3)       1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.580     $  14.710    $  12.250    $  14.360     $ 13.190
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1).................                  $  0.721     $   0.769    $   0.880    $   0.880     $  0.892
   Net realized and unrealized gain (loss)
     on investments.........................                     0.462        (0.973)       2.458       (2.110)       1.170
                                                              --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........                  $  1.183     $  (0.204)   $   3.338    $  (1.230)    $  2.062
                                                              --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............                  $ (0.703)    $  (0.756)   $  (0.878)   $  (0.880)    $ (0.892)
   From net realized gain...................                    (0.110)       (0.170)      --           --           --
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.813)    $  (0.926)   $  (0.878)   $  (0.880)    $ (0.892)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.950     $  13.580    $  14.710    $  12.250     $ 14.360
                                                              =========    =========    =========    =========    =========

Total Return(2).............................                     9.09%      (1.23%)        28.18%      (8.66%)       15.90%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                  $ 74,158     $ 54,978     $  15,156    $  16,658     $ 29,846
   Ratio of net expenses to average net assets                   1.01%(5)     0.90%         0.90%        0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets........                     0.87%(5)       --            --           --           --
   Ratio of net investment income to average
     net assets.............................                     5.34%        5.50%         6.60%        6.90%        6.30%
   Portfolio Turnover Rate(4) ..............                        1%          65%            8%           1%          12%

(1)During each of the five years ended December 31, 1997, the operating expenses of the Fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fees by the Principal
   Underwriter, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
                                                            -----------------------------------------------------------------
                                                                1997          1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.720     $   0.769    $   0.827    $   0.854     $  0.878
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):

   Expenses   ..............................                     1.02%(5)      0.90%        1.20%        1.10%        1.00%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...                     0.89%(5)        --            --           --           --
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.33%         5.50%        6.20%        6.70%        6.20%
                                                              =========    =========    =========    =========    =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3) Certain of the per share data are based on average shares outstanding.
(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
See notes to financial statements


                           WRIGHT MANAGED INCOME TRUST

                          WRIGHT TOTAL RETURN BOND FUND
================================================================================


                                                                            Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997         1996(2)       1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.500     $  13.120    $  11.430    $  13.010     $ 12.610
                                                              --------     --------     --------     --------      --------


Income (loss) from Investment Operations:
   Net investment income....................                  $  0.690     $   0.720    $   0.758    $   0.740     $  0.789
   Net realized and unrealized gain (loss) on
     investments............................                     0.427        (0.631)       1.685       (1.580)       0.580
                                                              --------     --------     --------     --------      --------


     Total income (loss)
       from investment operations...........                  $  1.117     $   0.089    $   2.443    $  (0.840)    $  1.369
                                                              --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............                  $ (0.687)    $  (0.709)   $  (0.753)   $  (0.740)    $ (0.789)
   From net realized gain on investments....                    --            --           --           --           (0.177)
   In excess of net realized gain on investments                --            --           --           --           (0.003)
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.687)    $  (0.709)   $  (0.753)   $  (0.740)    $ (0.969)
                                                              --------     --------     --------     --------      --------


Net asset value, end of year................                  $ 12.930     $ 12.500     $ 13.120     $  11.430     $ 13.010
                                                              =========    =========    =========    =========    =========

Total Return(1).............................                     9.25%        0.87%       21.97%       (6.57%)       11.03%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                  $ 80,004     $ 91,382     $122,762      $143,497     $259,513
   Ratio of net expenses to average net assets                   0.90%        0.80%        0.80%           0.80%      0.80%
   Ratio of net investment income to average
     net assets.............................                     5.50%        5.70%        6.20%         6.10%        6.00%
   Portfolio Turnover Rate..................                       34%          96%          50%           32%          36%



(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(2) Certain of the per share data are based on average shares outstanding.

See notes to fianacial statements

                           WRIGHT MANAGED INCOME TRUST

                           WRIGHT CURRENT INCOME FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997**        1997          1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------

                                               Institutional
                                                  Shares                              Standard Shares
                                                -----------       ---------------------------------------------------------

Net asset value, beginning of year..........     $ 10.000     $ 10.430     $  10.670    $   9.710    $  10.750     $ 10.780
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................     $  0.313     $  0.658     $   0.674    $   0.696    $   0.690     $  0.728
   Net realized and unrealized gain (loss) on
     investments............................        0.120        0.206        (0.239)       0.955       (1.040)      (0.030)
                                                 --------     --------     --------     --------     --------      --------

       Total income (loss)
         from investment operations.........     $  0.433     $  0.864     $   0.435    $   1.651    $  (0.350)    $  0.698
                                                 --------     --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............     $ (0.314)(6) $ (0.664)    $  (0.675)   $  (0.691)   $  (0.690)*   $ (0.728)
                                                 --------     --------     --------     --------     --------      --------

       Total distributions..................     $ (0.313)    $ (0.664)    $  (0.675)   $  (0.691)   $  (0.690)    $ (0.728)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of year................     $ 10.120     $ 10.630     $  10.430    $  10.670    $   9.710     $ 10.750
                                                 =========    =========    =========    =========    =========    =========

Total Return(2).............................        4.40%        8.56%         4.31%       17.46%       (3.30%)       6.59%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 21,801(4)  $  76,217    $  64,623    $  66,345      $84,178     $115,158
     Ratio of net expenses to average net assets    0.48%(4)(5)   0.89%(4)     0.90%        0.90%        0.80%        0.80%
     Ratio of net investment income to average
         net assets.........................         4.70%(5)    6.44%         6.50%        6.80%        6.90%        6.70%
   Portfolio Turnover Rate(3) ..............            2%          3%            9%          26%          10%           4%

* Includes distribution in excess of net investment income of $.00013 per share.
** For the period from July 7, 1997 (start of business) to December 31, 1997.

(1)For the year ended December 31, 1997, the Principal Underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1997

     Net investment income per share........                  $  0.652
                                                              =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.95%(4)
                                                              =========
         Net investment income..............                     6.38%
                                                              =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5) Annualized. (6) Includes distribution in excess of net investment income of $0.00001 per share.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS

================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Treasury Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. On May 2, 1997, WNTB, WUSTB, and WCIF transferred their net assets (substantially all of their investable assets) to their corresponding Portfolio in exchange for interests in the Portfolio. WNTB transferred net assets with a value of $123,524,244, including unrealized appreciation of $207,883. WUSTB transferred net assets with a value of $58,739,419, including unrealized depreciation of $708,821. WCIF transferred net assets with a value of $85,898,444, including unrealized depreciation of $815,577. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at December 31, 1997 for WNTB, WUSTB, and WCIF, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations-- Investments of the various funds for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes value. WTMM's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B. Interest Income -- Before WNTB, WUSTB, and WCIF began investing in their corresponding Portfolio, the Funds held their own investments directly. For Funds which held investments directly, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the Funds. The net investment income of WNTB, WUSTB, and WCIF also consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

     C. Expense Reduction -- The Funds have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes-- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Trust, for federal income tax purposes, had capital loss carryovers of $22,706 (WTMM), $18,251,100

(WNTB), $10,016 (WUSTB) and $1,046,783 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

       12/31     WTMM        WNTB        WUSTB       WCIF
-------------------------------------------------------------------------------

      1998        $--     $3,324,484       $--        $--
      1999         --      4,467,443        --         --
      2000         939     2,957,673        --       7,132
      2001       1,921           --         --       8,621
      2002       1,315     6,936,070        --     682,417
      2003         --        376,568        --     215,933
      2004      13,981           --         --     113,252
      2005       4,550       188,862     10,016     19,428
-------------------------------------------------------------------------------

     At December 31, 1997, net capital losses of $2,973 and $16,895 for WTMM and WNTB, respectively, attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day of the Fund's next taxable year.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest -- Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31,1997, only WCIF had an institutional share class.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

     During the year ended December 31,1997, the following amounts were reclassified due to differences between book and tax accounting:

                             Accumulated Undistrib-
                             uted Net Realized Gain
                             (Loss) on Investment         Undistributed
                   Paid-In    and Foreign Currency        Net Investment
                   Capital       Transactions             Income (Loss)
-------------------------------------------------------------------------------


  WNTB        $(1,319,208)     $1,319,208                     $ --
  WUSTB                 --         12,796                  (12,796)
  WTRB              6,177          (6,177)                      --
  WCIF                  --         78,836                  (78,836)
-------------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net asets ere not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1997, for WTMM, and WTRB the effective annual rate was 0.35% and 0.40%, respectively. Prior to May 2, 1997 (when WNTB, WUSTB, and WCIF transferred substantially all of their assets to their corresponding Portfolio in exchange for interests in their corresponding Portfolio), WNTB, WUSTB, and WCIF retained Wright as their investment adviser. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. For the period from January 1, 1997 to April 30, 1997, for WNTB, WUSTB, and WCIF, the effective annual rate was 0.41%, 0.40%, and 0.40%, respectively. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee by $131,353 for WTMM.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1997, the effective annual rate was 0.07% for WTMM, 0.10% for WNTB, 0.10% for WUSTB, 0.10% for WTRB, and 0.10% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's Standard shares. Prior to May 1, 1997, the annual rate was 0.20%. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal Underwriter made a reduction of its fee by $19,330, $9,263, and $45,629, respectively.

In addition,  on May 1, 1997,  the Trustees  adopted a service plan (the Service
Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the period from May 1, 1997 to December 31, 1997 the Funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                      Year Ended                       Year Ended
                                                                   December 31, 1997                December 31, 1996
                                                                   --------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------

WRIGHT U.S. TREASURY NEAR TERM FUND --
     Sales....................................................  1,912,457    $ 19,532,312        3,340,768    $ 34,366,823
     Issued to shareholders in payment of
       distributions declared.................................    351,009       3,583,844          461,357       4,738,955
     Redemptions.............................................. (4,968,090)    (50,728,625)      (4,819,450)    (49,545,671)
                                                                ----------   -------------       ----------   -------------

         Net decrease......................................... (2,704,624)   $(27,612,469)      (1,017,325)   $(10,439,893)
                                                              ============   =============      ===========   ==============

WRIGHT U.S. TREASURY FUND --
     Sales....................................................  1,939,601    $ 26,166,981        3,670,606    $ 49,896,782
     Issued to shareholders in payment
       of distributions declared..............................    206,796       1,808,793          164,524       2,233,676
     Redemptions..............................................   (877,670)    (10,869,033)        (817,559)    (11,115,624)
                                                                ----------   -------------       ----------   -------------

         Net increase (decrease)..............................  1,268,727    $ 17,106,741        3,017,571    $ 41,014,834
                                                               ============   ===========        ==========    ============

WRIGHT TOTAL RETURN BOND FUND --
     Sales....................................................    565,212    $  7,150,768          931,801    $ 11,573,005
     Issued to shareholders in payment
       of distributions declared..............................    265,206       3,324,077          344,332       4,267,461
     Redemptions.............................................. (1,957,795)    (24,523,119)      (3,318,666)    (41,189,290)
                                                                ----------   -------------       ----------   -------------

         Net decrease......................................... (1,127,377)   $(14,048,274)      (2,042,533)   $(25,348,824)
                                                               ============  =============      ===========   =============

WRIGHT CURRENT INCOME FUND -- Standard Shares
     Sales....................................................  3,537,930    $ 36,704,939        1,488,351    $ 15,484,497
     Issued to shareholders in payment
       of distributions declared..............................    323,638       3,388,896          289,710       3,004,165
     Redemptions.............................................. (2,892,503)    (30,343,335)      (1,798,536)    (18,665,593)
                                                                ----------   -------------       ----------   -------------

         Net increase (decrease)..............................    969,065    $  9,750,500          (20,475)   $   (176,931)
                                                               ============  =============       ===========  ==============


WRIGHT CURRENT INCOME FUND   --Institutional  Shares

                                                                Period from July 7,1997, the
                                                              inception of offering Institutional
                                                                Shares, to  December 31, 1997


     Sales....................................................  2,093,926    $ 20,960,187
     Issued to shareholders in payment
       of distributions declared..............................     61,134         615,830
     Redemptions..............................................          -               -
                                                                ----------   -------------

         Net increase.........................................  2,155,060    $ 21,576,017
                                                               ============   ============

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                                                  Year Ended December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
                                Wright U.S. Treasury Wright U.S. Treasury   Wright U.S.      Wright Total      Wright Current
                                  Money Market Fund    Near Term Fund*    Treasury Fund*   Return Bond Fund     Income  Fund*
--------------------------------------------------------------------------------------------------------------------------------

Purchases --
     Non-U.S. Gov't Obligations..   $         --      $         --       $         --       $  20,512,477     $         --
                                    =============     =============      =============      =============     =============
     U.S. Gov't Obligations......   $ 296,798,309     $   3,990,938      $     869,906      $   7,626,758     $  16,365,031
                                    =============     =============      =============      =============     =============
Sales --
     Non-U.S. Gov't Obligations..   $         --      $         --       $         --       $         --      $         --
                                    =============     =============      =============      =============     =============
     U.S. Gov't Obligations......   $ 304,488,411     $  13,432,047      $     594,937      $  42,237,121     $   1,031,693
                                    =============     =============      =============      =============     =============

* For the period from January 1,1997 to May 1, 1997.

     Subsequent to the initial transfer of assets from WNTB, WUSTB, and WCIF to their corresponding Portfolio, the increases and decreases in each Fund's investment in its corresponding Portfolio for the period from May 1, 1997 to December 31, 1997 were as follows:

                            WNTB                 WUSTB                  WCIF
-------------------------------------------------------------------------------

Increases...........   $136,940,835           $76,417,810          $117,569,127
Decreases...........     39,385,424             7,831,083            26,394,678

-------------------------------------------------------------------------------

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
-------------------------------------------------------------------------------

Aggregate cost............................  $  76,312,800
                                              ============
Gross unrealized appreciation.............  $   2,642,430
Gross unrealized depreciation.............        (47,174)
                                            -------------

Net unrealized appreciation...............  $   2,595,256
                                              ============


(8)  LINE OF CREDIT

     The Funds participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended December 31, 1997.

                          INDEPENDENT AUDITORS' REPORT

================================================================================




         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Wright U.S. Treasury Money Market Fund and Wright Total Return Bond Fund, of The Wright Managed Income Trust (the Trust) (comprising, respectively, of Wright U.S. Treasury Money Market Fund, Wright U.S. Treasury Near Term Fund, Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  such  financial  statements  and financial  highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Income Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         January 30, 1998

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997

================================================================================

                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $  182,448,012           $  30,458,268           $ 210,988,177
     Unrealized appreciation.........................        75,950,105               3,487,319              53,035,689
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $  258,398,117           $  33,945,587           $ 264,023,866

   Cash..............................................             3,139                   2,781                   4,460
   Receivable for investments sold...................           783,867                      -               10,260,488
   Dividends and interest receivable.................           288,534                  39,911                 316,159
   Receivable for refundable foreign taxes withheld..                -                       -                  206,709
   Deferred organization expenses (Note 1E)..........            26,580                  26,581                  26,580
                                                           ------------            ------------            ------------

       Total Assets..................................    $  259,500,237           $  34,014,860           $ 274,838,262
                                                           ------------            ------------            ------------


LIABILITIES:
   Foreign cash overdraft............................    $           -            $          -            $   3,031,265
   Payable for investments purchased.................                -                  493,763              14,668,424
   Payable to Investment Adviser.....................                -                   29,166                      -
   Payable for open forward foreign currency exchange
     contracts.......................................                -                       -                   55,056
   Accrued expenses and other liabilities............             8,106                   2,580                  36,897
                                                           ------------           ------------            ------------

     Total Liabilities...............................    $        8,106           $     525,509           $  17,791,642
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  259,492,131           $  33,489,351           $ 257,046,620
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  183,542,026           $  30,002,032           $ 204,018,428
   Unrealized appreciation of investments
     and foreign currency transactions (computed
     on the basis of identified cost)................        75,950,105               3,487,319              53,028,192
                                                           ------------            ------------            ------------

       Total.........................................    $  259,492,131           $  33,489,351           $ 257,046,620
                                                          =============           =============           =============


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1997
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $  100,082,303           $  69,479,253           $  95,424,670
     Unrealized appreciation.........................           978,896               2,684,518               1,735,821
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $  101,061,199           $  72,163,771           $  97,160,491

   Cash..............................................             1,948               1,318,946                   3,346
   Interest receivable...............................         1,775,331               1,030,290                 578,673
   Deferred organization expenses (Note 1C)..........            25,682                  25,680                  25,506
   Other assets......................................                -                       -                    4,370
                                                           ------------            ------------            ------------

       Total Assets..................................    $  102,864,160           $  74,538,687           $  97,772,386
                                                           ------------            ------------            ------------


LIABILITIES:
   Accrued expenses and other liabilities............    $       2,721            $         188           $       7,000
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  102,861,439           $  74,538,499           $  97,765,386
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  101,882,543           $  71,853,981           $  96,029,565
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......           978,896               2,684,518               1,735,821
                                                           ------------            ------------            ------------

       Total.........................................    $  102,861,439           $  74,538,499           $  97,765,386
                                                          =============           =============           =============


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
        Period from the Start of Business, May 2, 1997 to December 31, 1997
================================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income --
     Dividends.......................................     $   2,639,245           $     166,665           $  3,695,020
     Interest........................................           179,063                  29,900                206,116
     Less: Foreign taxes.............................                -                       -                (441,511)
                                                           ------------            ------------            ------------

       Total income..................................     $   2,818,308           $     196,565           $   3,459,625
                                                           ------------            ------------            ------------


   Expenses --
     Investment Adviser fee (Note 2).................     $   1,019,152           $      74,633           $   1,441,589
     Custodian fee (Note 1D).........................            46,028                  18,207                 196,703
     Legal fees......................................                -                      220                      -
     Interest expense................................                12                      -                    8,075
     Audit fees......................................             1,000                   1,000                   1,000
     Amortization of organization expenses (Note 1C).             3,794                   3,794                   3,794
     Miscellaneous...................................                -                   11,677                  34,530
                                                           ------------            ------------            ------------

       Total expenses................................     $   1,069,986           $     109,531           $   1,685,691
                                                          ------------            ------------            ------------

     Deduct -- .....................................
       Reduction of Investment Adviser fee
          (Note 2)...................................     $          -            $      44,357           $          -
       Reduction of custodian fee (Note 1D)..........                -                    4,062                      -
                                                          ------------            ------------            ------------

          Total deductions...........................     $          -            $      48,419           $          -
                                                          ------------            ------------            ------------

            Net expenses.............................     $   1,069,986           $      61,112           $   1,685,691
                                                          ------------            ------------            ------------

               Net investment income.................     $   1,748,322           $     135,453           $   1,773,934
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment and foreign currency
     transactions (identified cost basis)............     $  19,731,212           $   1,729,605           $  14,916,066
   Change in unrealized appreciation (depreciation) of
     investments and translation of assets and liabilities in
     foreign currencies..............................        30,193,816               1,275,330             (6,279,704)
                                                          ------------            ------------            ------------

   Net realized and unrealized gain on investments
     and foreign currency............................     $  49,925,028           $   3,004,935           $   8,636,362
                                                          ------------            ------------            ------------

       Net increase in net assets from operations....     $  51,673,350           $   3,140,388           $  10,410,296
                                                          =============           =============           =============


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
    Period from the start of business, May 2, 1997 to December 31, 1997
================================================================================

                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income --
     Interest income.................................     $   4,943,208           $   2,741,783           $   4,388,821
                                                           ------------            ------------            ------------


   Expenses --
     Investment Adviser fee (Note 2).................     $     301,140           $     179,562           $     245,848
     Custodian fees (Note 1D)........................            31,653                  66,114                  14,722
     Audit fees......................................             1,000                      -                    1,000
     Legal fees......................................                -                       -                      220
     Amortization of organization expenses (Note 1C).             3,826                   3,788                   3,828
     Miscellaneous...................................                -                       -                   27,053
                                                           ------------            ------------            ------------

       Total expenses................................     $     337,619           $     249,464           $     292,671
                                                           ------------            ------------            ------------


   Deduct --
     Reduction of custodian fee (Note 1D)............     $     (5,291)           $    (66,114)           $          -
                                                           ------------            ------------            ------------

       Net expenses..................................     $     332,328           $     183,350           $     292,671
                                                           ------------            ------------            ------------

               Net investment income.................     $   4,610,880           $   2,558,433           $   4,096,150
                                                           ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized loss on investment
     transactions (identified cost basis)............     $    (75,865)           $          -            $     (56,605)
   Net change in unrealized appreciation (depreciation)
     of investments..................................           771,013               3,393,339               2,551,399
                                                           ------------            ------------            ------------

   Net realized and unrealized gain on investments...     $     695,148           $   3,393,339           $   2,494,794
                                                           ------------            ------------            ------------

       Net increase in net assets from operations....     $   5,306,028           $   5,951,772           $   6,590,944
                                                           =============           =============           =============


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS  OF  CHANGES IN NET ASSETS
  For the period from the start of business May 2, 1997 to December 31, 1997
================================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment income...........................    $    1,748,322           $     135,453           $  1,773,934
     Net realized gain on investments................        19,731,212               1,729,605             14,916,066
     Change in unrealized appreciation (depreciation)
       of investments................................        30,193,816               1,275,330             (6,279,704)
                                                           ------------            ------------            ------------

       Increase in net assets from operations........    $   51,673,350           $   3,140,388           $ 10,410,296
                                                           ------------            ------------            ------------


   Capital transactions --
     Contributions...................................    $  249,862,313           $  34,412,901           $ 388,886,471
     Withdrawals.....................................      (42,043,542)             (4,063,948)            (142,250,157)
                                                           ------------            ------------            ------------

       Increase in net assets
          resulting from capital transactions........    $  207,818,771           $  30,348,953           $ 246,636,314
                                                           ------------            ------------            ------------


       Net increase in net assets....................    $  259,492,121           $  33,489,341           $ 257,046,610


NET ASSETS:

   At beginning of period............................               10                      10                      10
                                                           ------------            ------------            ------------

   At end of period..................................    $  259,492,131           $  33,489,351           $ 257,046,620
                                                          =============           =============           =============

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                    STATEMENTS  OF  CHANGES IN NET  ASSETS
  For the period from the start of  business May 2, 1997 to December 31, 1997
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment income...........................    $    4,610,880           $   2,558,433           $   4,096,150
     Net realized loss on investments................          (75,865)                      -                  (56,605)
     Change in unrealized appreciation (depreciation)
       of investments................................           771,013               3,393,339               2,551,399
                                                           ------------            ------------            ------------

       Increase in net assets from operations........    $    5,306,028           $   5,951,772           $   6,590,944
                                                           ------------            ------------            ------------


   Capital transactions --
     Contributions...................................       136,940,825              76,417,800             117,569,110
     Withdrawals.....................................       (39,385,424)             (7,831,083)             (26,394,678)
                                                           ------------            ------------            ------------

       Increase in net assets
          resulting from capital transactions........    $   97,555,401           $  68,586,717           $  91,174,432
                                                           ------------            ------------            ------------


       Net increase in net assets....................    $  102,861,429           $  74,538,489           $  97,765,376


NET ASSETS:

   At beginning of period............................               10                       10                     10
                                                           ------------            ------------            ------------

   At end of period..................................    $  102,861,439           $  74,538,499           $  97,765,386
                                                          =============           =============           =============



                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED EQUITY TRUST PORTFOLIOS
   For the period from the start of business May 2, 1997 to December 31, 1997
================================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
SUPPLEMENTARY DATA                                            (WBC)                  (WJBC)                  (WIBC)
-----------------------------------------------------------------------------------------------------------------------------


Ratios (As of percentage of average daily net assets)++:

   Net expenses(1) ..................................            0.66%+                  0.48%+                  0.90%+
   Net investment income.............................            1.08%+                  0.99%+                  0.95%+

Portfolio Turnover...................................               28%                     36%                     37%

Net assets, end of period (000 omitted)..............        $  259,492              $  33,489               $ 257,047

Average commission rate paid(2) .....................        $   0.0500              $  0.0508               $  0.0346


++ The operating expense of WJBC reflects a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As of percentage of average daily net assets):

   Expenses .........................................                                    0.80%+
                                                                                   ------------

   Net investment income.............................                                    0.67%+
                                                                                   ------------


+    Annualized.

(1) The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.45% for WJBC.

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                   WRIGHT MANAGED INCOME TRUST PORTFOLIOS
  For the period from the start of business May 2, 1997 to December 31, 1997
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
SUPPLEMENTARY DATA                                           (WNTB)                  (WUSTB)                 (WCIF)
-------------------------------------------------------------------------------------------------------------------------------


Ratios (As of percentage of average daily net assets):

   Net expenses(1) ..................................            0.46%+                  0.56%+                   0.48%+
   Net investment income.............................            6.24%+                  6.11%+                   6.66%+

Portfolio Turnover...................................                0%                      0%                      7%

Net assets, end of period (000 omitted)..............    $      102,861           $      74,538           $      97,765



(1) The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.45% and 0.41% for WNTB and WUSTB, respectively.

+    Annualized.


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), Junior Blue Chip Equities
Portfolio (Junior Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Treasury Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the Portfolios. Investment operations began on May 2, 1997 for each of the Funds with the acquisition of investments in exchange for an interest in the Portfolio. The value of these investments were $212,366,581 including unrealized appreciation of $45,756,289 for the Selected Portfolio, $11,806,552 including unrealized appreciation of $2,211,989 for the Junior Portfolio, $277,170,635 including unrealized appreciation of $59,341,981 for the International Portfolio, $53,513,062 including unrealized depreciation of ($708,821) for the Treasury Portfolio, $119,962,291 including unrealized appreciation of $207,883 for the Term Portfolio, and $77,756,716 including unrealized depreciation of ($815,577) for the Income Portfolio. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

D. Expense Reductions -- The Portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the Portfolios.

H. Forward Foreign Currency Contracts -- The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the period from the start of business, May 2, 1997 to December 31, 1997, the effective annual rate was 0.63% for the Selected Portfolio, 0.55% for the Junior Portfolio, 0.77% for the International Portfolio, 0.40% for the Term Portfolio, 0.40% for the Treasury Portfolio, and 0.42% for the Income Portfolio. To enhance the net income of the Fund, Wright made a reduction of its investment adviser fee by $44,357 for the Junior Portfolio.

     Certain of the Trustees and officers of the Portfolio are Trustees or officers of the above organizations. Except as to Trustees of the Portfolios who are not affiliated with Wright, Trustees and officers receive remuneration for their services to the Portfolios out of the fees paid to Wright.


(3) INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the period from the start of business, May 2, 1997 to December 31, 1997 were as follows:


                                               Selected      Junior    International  U.S. Treasury     U.S.        Current
                                               Blue Chip    Blue Chip    Blue Chip      Near Term    Treasury       Income
                                               Portfolio    Portfolio    Portfolio      Portfolio     Portfolio    Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Purchases - Non-U.S. Gov't Obligations       $66,159,121   $25,159,847 $ 99,732,049  $       --   $       --   $       --
                                             ===========   ===========  ===========  ===========  ===========  ===========

Purchases - U.S. Gov't Obligations           $        --   $       --           --   $26,470,000  $15,222,172  $21,909,770
                                             ===========   ===========  ===========  ===========  ===========  ===========

Sales - Non-U.S. Gov't Obligations           $75,662,613   $ 7,366,622 $134,288,795  $       --   $       --   $        --
                                             ===========   ===========  ===========  ===========  ===========  ===========

Sales - U.S. Gov't. Obligations              $       --    $       --  $        --   $47,574,534  $        --  $        --
                                             ===========   ===========  ===========  ===========  ===========  ===========

     In addition, for the period from May 2, 1997 to December 31, 1997, investments having an aggregate market value of $15,583,913 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $446,035 for WBC.


(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

                                  Selected         Junior      International  U.S. Treasury       U.S.          Current
                                  Blue Chip       Blue Chip      Blue Chip      Near Term       Treasury        Income
                                  Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------

Aggregate cost                 $ 182,450,091   $  30,458,268  $213,792,170   $100,082,303    $ 69,479,253   $ 95,424,670
                                ============    ============   ============   ============    ============   ============
Gross unrealized appreciation  $  79,256,756   $   5,078,570  $  61,322,681  $  1,365,805    $  2,721,307   $  2,097,288
Gross unrealized depreciation      3,308,730       1,591,251     11,090,985      (386,909)        (36,789)      (361,467)
                                 -----------     -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation    $  75,948,026   $   3,487,319  $  50,231,696  $    978,896    $  2,684,518   $  1,735,821
                                ============    ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The Portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


     As of December 31, 1997 the International Portfolio had the following forward foreign currency exchange contracts open:


SALES

Settlement                                   Contracts          In Exchange for          Contracts          Net Unrealized
   Date         Currency                    to Deliver          (U.S. Dollars)           at Value            Appreciation
-----------------------------------------------------------------------------------------------------------------------------

  1/05/98       German Deutsche Mark          1,598,545         $    891,896          $    889,339            $   2,557
  1/02/98       Great British Pound              35,089               58,413                57,981                  432
  1/06/98       Great British Pound             291,197              486,590               481,073                5,517
  1/07/98       Great British Pound             804,733            1,331,430             1,329,397                2,033
  1/02/98       New Mexican Peso                124,405               15,416                15,349                   67
  1/07/98       Swedish Krona                19,084,968            2,429,968             2,405,928               24,040
                                                                 ------------          ------------          ------------

                                                                $  5,213,713          $  5,179,067            $  34,646
                                                                  ===========           ===========           ===========

PURCHASES

Settlement                                   Contracts          In Exchange for          Contracts          Net Unrealized
   Date         Currency                    to Receive          (U.S. Dollars)           at Value            Depreciation
----------------------------------------------------------------------------------------------------------------------------------

  1/06/98       Danish Krone                  1,666,574         $    244,760          $    243,391            $   1,369
  1/02/98       Finnish Markka                2,964,162              547,651               544,285                3,366
  1/30/98       French Franc                 17,578,218            2,939,309             2,929,093               10,216
  1/07/98       Great British Pound             320,108              529,619               528,811                  808
  1/05/98       Hong Kong Dollar              9,888,784            1,276,384             1,276,027                  357
  1/02/98       Italian Lira              5,782,380,255            3,314,350             3,270,503               43,847
  1/05/98       Italian Lira              1,916,737,012            1,102,619             1,084,066               18,553
  1/05/98       Netherlands Gilder            1,374,048              681,910               678,261                3,649
  1/06/98       Netherlands Gilder            2,497,243            1,240,250             1,232,774                7,476
  1/06/98       South African Rand            4,095,689              843,277               843,216                   61
                                                                 ------------          ------------          ------------

                                                                $ 12,720,129          $ 12,630,427            $  89,702
                                                                  ===========           ===========           ===========



     At December 31, 1997, the International Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended December 31, 1997.

                          INDEPENDENT AUDITORS' REPORT

================================================================================




         To the Trustees and Investors of
         The Wright Blue Chip Master Portfolio Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Blue Chip Master Portfolio Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Portfolio, Wright Junior Blue Chip Equities Portfolio, Wright International Blue Chip Equities Portfolio, Wright U.S. Treasury Near Term Portfolio, Wright U.S. Treasury Portfolio, and Wright Current Income Portfolio) as of December 31, 1997, the related statements of operations, statements of changes in net assets and supplementary data for the period from the start of business May 2, 1997, to December 31, 1997. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of each of the aforementioned funds of The Wright Blue Chip Master Portfolio Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and their supplementary data for the period from the start of business, May 2, 1997, to December 31, 1997 in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         January 30, 1998

                         WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
                               PORTFOLIO OF INVESTMENTS
                                  December 31, 1997
================================================================================

                                       Shares       Value

                  Equity Interests -- 94.6%


APPAREL -- 2.4%
VF Corp.............................  14,200   $    652,313
                                                -----------

AUTOMOTIVE -- 6.1%
Chrysler Corporation................  15,300   $    538,368
Eaton Corp..........................   6,800        606,900
Johnson Controls....................  11,600        553,900
                                                -----------
                                               $  1,699,168
                                                -----------

BEVERAGES -- 1.9%
Anheuser Busch Co...................  12,200   $    536,800
                                                -----------

CHEMICALS -- 9.4%
Air Products & Chemicals............   6,900   $    567,525
Morton International Inc............  14,200        488,125
PPG Industries......................   9,100        519,837
Rohm & Haas Co......................   5,900        564,925
Sherwin Williams Co.................  16,500        457,875
                                                -----------
                                               $  2,598,287
                                                -----------

CONSTRUCTION -- 1.5%
Caterpillar Tractor Inc.............   8,800   $    427,350
                                                -----------


DIVERSIFIED -- 1.1%
Tyco Lab............................   6,600   $    297,413
                                                -----------


DRUGS, COSMETICS & HEALTH CARE -- 2.5%
Bristol-Myers Squibb Co.............   7,200   $    681,300
                                                -----------


ELECTRONICS -- 10.0%
Adobe Systems Inc...................  10,600   $    437,250
Applied Materials Inc*..............  10,600        319,325
Compaq Computer.....................   9,200        519,225
EMC Corp./Mass*.....................  20,600        565,212
Raytheon Co.........................   9,700        489,850
Sun Microsystems, Inc*..............  11,200        446,600
                                                -----------
                                               $  2,777,462
                                                -----------


FINANCIAL -- 14.2%
American Express Co.................   7,400   $    660,450
American International Group........   5,550        603,563
Fannie Mae..........................  12,600        718,988
Jefferson-Pilot Corp................   7,800        607,425
Key Corp. (New).....................   9,800        693,962
MBIA, Inc...........................   9,600        641,400
                                                -----------
                                               $  3,925,788
                                                -----------



FOOD -- 2.5%
Sara Lee Corp.......................  12,400   $    698,275
                                                -----------


MACHINERY & EQUIPMENT -- 9.1%
Deere & Co..........................  10,400   $    606,450
Dover Corp..........................  15,800        570,775
Ingersoll Rand Co...................  15,450        625,725
Pitney-Bowes Inc....................   7,900        710,506
                                                -----------
                                               $  2,513,456
                                                -----------


METAL PRODUCERS -- 1.6%
Nucor Corp..........................   9,000   $    434,813
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 2.0%
Illinois Tool Works Inc.............   9,400   $    565,175
                                                -----------



OIL, GAS, COAL & RELATED SERVICES -- 2.0%
Exxon Corp..........................   9,100   $    556,806
                                                -----------



PRINTING & PUBLISHING -- 2.4%
Gannett Co. Inc.....................  10,600   $    655,213
                                                -----------



RECREATION -- 2.0%
Hasbro Inc..........................  18,000   $    567,000
                                                -----------

RETAILERS -- 12.4%
Costco Companies Inc*...............  15,100   $    673,838
Gap, Inc. (The).....................  20,400        722,925
May Dept. Stores....................   9,700        511,069
Rite-Aid Corporation................   8,200        481,238
Toys R Us, Inc*.....................  16,800        528,150
Wal-Mart Stores.....................  13,500        532,405
                                                -----------
                                               $  3,449,625
                                                -----------


TRANSPORTATION -- 2.2%
Southwest Airlines..................  24,600   $    605,775
                                                -----------


UTILITIES -- 9.3%
Alltel Corporation..................  15,800   $    648,788
AmeriTech Corp......................   8,100        652,050
Bell Atlantic Corp..................   7,700        700,700
Sprint Corp.........................   9,700        568,662
                                                -----------
                                               $  2,570,200
                                                -----------



TOTAL EQUITY INTERESTS -- 94.6%
  (identified cost, $19,914,391)               $ 26,212,219


                 Reserve Funds -- 3.5%

                                 Face Amount

American Express Corp., 6.652%, 1/02/98
  (at amortized cost)...............$980,000   $    980,000
                                                -----------

TOTAL INVESTMENTS -- 98.1%
  (identified cost, $20,894,391)               $ 27,192,219


OTHER ASSETS,
  LESS LIABILITIES  -- 1.9%                         528,527
                                                -----------


NET ASSETS -- 100%                             $ 27,720,746
                                               ============



* Non-income-producing security.
See notes to financial statements

                         WRIGHT TOTAL RETURN BOND FUND (WTRB)
                              PORTFOLIO OF INVESTMENTS
                                  December 31, 1997

================================================================================

Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL
------------
$   2,000,000     Associates Corp.                       6.450%  10/15/2001     $100.717  $ 2,014,340      6.40%     6.23%
    2,825,000     General Elec. Capital Corp.            6.500%  11/01/2006      101.574    2,869,465      6.40%     6.26%
    2,000,000     GMAC                                   6.375%  10/15/2004       99.067    1,981,340      6.44%     6.55%
    2,675,000     IBM Credit Corp.                       6.200%  08/28/2000       99.995    2,674,866      6.20%     6.20%
    1,000,000     J.P. Morgan                            6.875%  01/15/2007      102.230    1,022,300      6.73%     6.54%
INDUSTRIALS
-----------
$   2,400,000     McDonald's Corp.                       6.500%  08/01/2007     $101.965  $ 2,447,160      6.38%     6.22%
    2,000,000     Walt Disney Co.                        6.750%  03/30/2006      103.209    2,064,180      6.54%     6.24%

UTILITIES
-----------
$   2,000,000     SBC Communications Inc.                6.625%  11/01/2009     $101.806  $ 2,036,120      6.51%     6.40%
                                                                                          ----------

Total Corporate Bonds (identified cost, $17,006,227)-- 21.4%                                         $17,109,771

GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES
--------------------------
$   1,000,000     Federal Home Loan Mtg. Corp.           7.000%  11/23/2007     $ 99.406    $ 994,060      7.05%     7.09%
    1,500,000     Federal National. Mtg. Assn.           6.560%  11/26/2007      100.406    1,506,090      6.53%     6.50%
    2,000,000     Federal National Mtg.  Assn.           6.400%  11/09/2004      100.094    2,001,880      6.39%     6.38%
    1,485,000     GNMA 6.5%            460726            6.500%  12/15/2027       98.968    1,469,675      6.57%   N/C

U.S. TREASURIES
----------------
$   9,475,000     U.S. Treasury Bond                     7.250%  05/15/2016     $113.906  $10,792,594      6.37%     5.99%
    1,300,000     U.S. Treasury Bond                     6.250%  08/15/2023      103.000    1,339,000      6.07%     6.02%
    2,000,000     U.S. Treasury Bond                     8.250%  05/15/2005      105.328    2,106,560      7.83%     7.30%
    2,000,000     U.S. Treasury Note                     5.875%    11/15/99      100.359    2,007,180      5.85%     5.67%
    1,900,000     U.S. Treasury Note                     5.875%  06/30/2000      100.453    1,908,607      5.85%     5.68%
    2,500,000     U.S. Treasury Note                     5.750%  10/31/2000      100.125    2,503,125      5.74%     5.70%
    3,000,000     U.S. Treasury Note                     7.750%  02/15/2001      105.734    3,172,020      7.33%     5.72%
    5,400,000     U.S. Treasury Note                     6.250%  02/15/2003      102.266    5,522,364      6.11%     5.74%
    1,700,000     U.S. Treasury Note                     7.500%  02/15/2005      109.906    1,868,402      6.82%     5.78%
    6,475,000     U.S. Treasury Note                     6.500%  05/15/2005      104.250    6,750,188      6.24%     5.78%
   10,100,000     U.S. Treasury Note                     6.500%  08/15/2005      104.344   10,538,744      6.23%     5.79%
      600,000     U.S. Treasury Note                     5.875%  11/15/2005      100.531      603,186      5.84%      .5.79%
      200,000     U.S. Treasury Note                     5.625%  02/15/2006       98.875      197,750      5.69%     5.80%
    4,000,000     U.S. Treasury Note                     6.500%  10/15/2006      104.703    4,188,120      6.21%     5.81%
    2,000,000     U.S. Treasury Note                     6.250%  02/15/2007      103.187    2,063,740      6.06%     5.79%
                                                                                          ----------

Total Government Interests (identified cost, $59,041,573)-- 76.9%                         $61,533,285

COMMERCIAL PAPER - 0.3%
--------------------------
$     265,000     AMERICAN EXPRESS CORP                  6.652%    01/02/98                 $ 265,000      6.65%     6.65%
                                                                                           ----------

Total Investments (identified cost, $76,312,800)-- 98.6%                                  $78,908,056

Other Assets, Less Liabilities -- 1.4%                                                      1,095,607
                                                                                          ----------

Net Assets -- 100.0%                                                                      $80,003,663
                                                                                         ============
Average Maturity  -- 8.9 Years (1)

(1) Unaudited.

See notes to financial statements

                  WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
                         PORTFOLIO OF INVESTMENTS
                            December 31, 1997
================================================================================


Face                            Interest  Maturity
Amount     Issuer                 Rate      Date        Value
-------------------------------------------------------------------------------



$2,000,000   U.S. Treasury Note    5.125%   11/30/98  $ 2,000,723
 2,000,000   U.S. Treasury Note    5.125%   12/31/98    1,990,649
 3,500,000   U.S. Treasury Bills   5.170%   01/08/98    3,496,483
 1,300,000   U.S. Treasury Bills   4.985%   01/08/98    1,298,739
   800,000   U.S. Treasury Bills   5.290%   02/05/98      795,886
 1,300,000   U.S. Treasury Bills   5.080%   02/05/98    1,293,579
   200,000   U.S. Treasury Bills   5.130%   02/05/98      199,003
   300,000   U.S. Treasury Bills   5.160%   02/05/98      298,495
 2,700,000   U.S. Treasury Bills   5.010%   02/05/98    2,686,849
 3,400,000   U.S. Treasury Bills   5.020%   03/05/98    3,370,130
 2,100,000   U.S. Treasury Bills   5.040%   03/05/98    2,081,478
   600,000   U.S. Treasury Bill    5.000%   03/05/98      594,749
 3,700,000   U.S. Treasury Bill    5.160%   04/30/98    3,636,890
   500,000   U.S. Treasury Bills   5.250%   04/30/98      491,323
 2,000,000   U.S. Treasury Bills   5.140%   04/30/98    1,966,019
 1,450,000   U.S. Treasury Bills   5.150%   10/15/98    1,390,467
   500,000   U.S. Treasury Bills   5.150%   10/15/98      479,472
 2,400,000   U.S. Treasury Bills   5.170%   10/15/98    2,301,081
 2,600,000   U.S. Treasury Bills   5.070%   01/02/98    2,599,634
 2,300,000   U.S. Treasury Bills   4.990%   01/02/98    2,299,681
 4,100,000   U.S. Treasury Bills   5.120%   01/15/98    4,091,837
 1,600,000   U.S. Treasury Bills   5.035%   01/15/98    1,596,867
 2,600,000   U.S. Treasury Bills   5.130%   01/22/98    2,592,220
   300,000   U.S. Treasury Bills   4.970%   01/22/98      299,130
 2,500,000   U.S. Treasury Bills   4.930%   01/22/98    2,492,810
   600,000   U.S. Treasury Bills   5.150%   01/22/98      598,197
 2,800,000   U.S. Treasury Bills   5.185%   02/12/98    2,783,062
 1,200,000   U.S. Treasury Bills   4.960%   02/12/98    1,193,056
   300,000   U.S. Treasury Bills   5.110%   02/12/98      298,211
$  700,000   U.S. Treasury Bills   5.060%   02/12/98      695,868
 2,800,000   U.S. Treasury Bills   4.950%   02/19/98    2,781,135
   300,000   U.S. Treasury Bills   4.970%   02/19/98      297,971
   400,000   U.S. Treasury Bills   5.000%   02/19/98      397,278
   900,000   U.S. Treasury Bills   5.030%   02/19/98      893,839
 1,550,000   U.S. Treasury Bills   4.950%   02/26/98    1,538,065
 3,500,000   U.S. Treasury Bills   4.920%   02/26/98    3,473,213
 2,300,000   U.S. Treasury Bills   5.080%   03/12/98    2,277,281
 2,600,000   U.S. Treasury Bills   5.020%   03/12/98    2,574,621
 2,000,000   U.S. Treasury Bills   5.150%   03/12/98    1,979,973
 2,400,000   U.S. Treasury Bills   5.050%   03/19/98    2,374,077
 1,600,000   U.S. Treasury Bills   5.075%   03/19/98    1,582,632
 2,000,000   U.S. Treasury Bills   5.160%   03/19/98    1,977,927
 2,600,000   U.S. Treasury Bills   5.160%   03/26/98    2,568,696
   800,000   U.S. Treasury Bills   5.140%   04/09/98      788,806
   400,000   U.S. Treasury Bills   5.130%   04/09/98      394,414
   800,000   U.S. Treasury Bills   5.150%   04/09/98      788,784
 5,000,000   U.S. Treasury Bills   5.130%   04/16/98    4,925,188
 3,650,000   U.S. Treasury Bills   5.130%   04/23/98    3,591,746
                                                        ----------

TOTAL INVESTMENTS
AT AMORTIZED COST -- 100.1%                           $87,118,234

Other Assets, less Liabilities  -- (0.1%)                 (59,458)
                                                        ----------

Net Assets -- 100.0%                                  $87,058,776
                                                      ===========

              WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO (WBC)
                         PORTFOLIO OF INVESTMENTS
                             December 31, 1997

================================================================================


                                       Shares       Value

         Equity Interests -- 97.4%


APPAREL -- 2.2%
Russell Corp........................  95,300   $  2,531,406
VF Corp.............................  68,660      3,154,069
                                                -----------
                                               $  5,685,475
                                                -----------

AUTOMOTIVE -- 3.1%
Chrysler Corporation................  48,900      1,720,669
Eaton Corp..........................  31,000      2,766,750
Johnson Controls....................  51,000      2,435,250
Modine Mfg. Co......................  35,700      1,218,262
                                                -----------
                                               $  8,140,931
                                                -----------


BEVERAGES -- 0.9%
Anheuser Busch......................  51,500   $  2,266,000
                                                -----------


CHEMICALS -- 4.9%
Cooper Tire & Rubber Co............. 144,000   $  3,510,000
Lubrizol Corp.......................  58,600      2,160,875
Morton International Inc............  45,800      1,574,375
PPG Industries......................  41,500      2,370,687
Rohm & Haas Co......................  33,600      3,217,200
                                                -----------
                                               $ 12,833,137
                                                -----------


CONSTRUCTION -- 9.0%
Caterpillar Tractor, Inc............  60,200   $  2,923,463
Clayton Homes.......................  75,000      1,350,000
Fleetwood Enterprises, Inc..........  86,900      3,687,819
Jacobs Engineering Group*........... 104,500      2,651,688
Medusa Corporation..................  64,100      2,680,181
Oakwood Homes Corp..................  76,600      2,542,163
Toll Brothers*...................... 146,500      3,918,875
Vulcan Materials Co.................  34,500      3,523,311
                                                -----------
                                               $ 23,277,500
                                                -----------


DIVERSIFIED -- 4.9%
Carllisle Corp......................  30,000   $  1,282,500
Crane Company.......................  61,100      2,650,212
General Signal Corp.................  72,500      3,058,594
Lancaster Colony Corp...............  45,000      2,536,875
Teleflex, Incorporated..............  84,000      3,171,000
                                                -----------
                                               $ 12,699,181
                                                -----------



ELECTRONICS -- 6.6%
Compaq Computer*....................  48,550   $  2,740,040
Dallas Semiconductor Corp...........  87,600      3,569,700
EMC Corp./Mass*..................... 130,000      3,566,875
Raytheon Co.........................  46,260      2,336,130
Stratus Computer Inc*...............  64,000      2,420,000
Sun Microsystems Inc*...............  65,000      2,591,875
                                                -----------
                                               $ 17,224,620
                                                -----------



FINANCIAL -- 19.5%
Allied Group........................  45,000   $  1,288,125
AMBAC Inc...........................  79,200      3,643,200
BB&T Corporation....................  58,400      3,741,250
Commerce Bancshares, Inc............  55,042      3,729,095
Compass Bancshares..................  81,750      3,576,562
Edwards (A.G.), Inc................. 123,750      4,919,062
First Security CP................... 112,500      4,710,938
First Virginia Banks Inc............  66,397      3,431,895
Keycorp.............................  54,000      3,823,875
MBIA Inc............................  54,000      3,607,875
Pacific Century Financial Corp...... 110,350      2,731,163
Quick and Reilly Group..............  68,400      2,941,200
Southtrust Corporation..............  67,100      4,256,656
Zions Bancorp.......................  94,000      4,265,250
                                                -----------
                                               $ 50,666,146
                                                -----------



FOOD -- 1.2%
Universal Foods Corp................  72,000   $  3,042,000
                                                -----------




MACHINERY & EQUIPMENT -- 5.9%
Deere & Co..........................  53,300   $  3,108,056
Dover Corp..........................  86,600      3,128,425
Flowserve Corp......................  95,600      2,670,825
Ingersoll Rand Co...................  73,950      2,994,975
Pitney-Bowes Inc....................  36,500      3,282,718
                                                -----------
                                               $ 15,184,999
                                                -----------




METAL PRODUCERS -- 0.9%
Carpenter Technology................  49,200   $  2,364,675
                                                -----------

METAL PRODUCTS MANUFACTURERS -- 5.7%
Harsco Corp.........................  75,300   $  3,247,313
Kaydon Corp......................... 110,000      3,588,750
Snap-on Inc.........................  56,600      2,469,175
Trimas Corp. Common Stock...........  75,000      2,578,125
Trinity Industries..................  67,200      2,998,800
                                                -----------
                                               $ 14,882,163
                                                -----------


PAPER -- 1.1%
Sonoco Products Co..................  81,000   $  2,809,688
                                                -----------



PRINTING & PUBLISHING -- 5.2%
American Greetings Corp.............  76,900   $  3,008,713
Banta (George) Corp.................  83,748      2,261,196
Gannett Co. Inc.....................  55,560      3,434,303
Lee Enterprises, Inc................ 102,200      3,021,287
Standard Register...................  50,000      1,737,500
                                                -----------
                                               $ 13,462,999
                                                -----------



RECREATION -- 4.6%
Brunswick Corp...................... 100,000   $  3,031,250
Kingworld Productions Inc...........  57,000      3,291,750
Ryan's Family Steak Houses*......... 296,000      2,534,500
Wendy's International Inc........... 127,000      3,055,938
                                                -----------
                                               $ 11,913,438
                                                -----------



RETAILERS -- 3.8%
Costco Companies Inc*...............  82,500   $  3,681,563
Lands' End, Inc*....................  90,000      3,155,625
Toys "R" Us, Inc. Holding Co*.......  94,000      2,955,125
                                                -----------
                                               $  9,792,313
                                                -----------



TRANSPORTATION -- 3.6%
ASA Holdings, Inc...................  66,600   $  1,893,938
Comair Holdings, Inc................ 150,000      3,618,750
Illinois Central Corp...............  54,000      1,839,375
Werner Enterprises Inc.............. 100,000      2,050,000
                                                -----------
                                               $  9,402,063
                                                -----------




UTILITIES -- 9.2%
Aliant Comm Inc..................... 146,000   $  4,580,750
Ameritech Corp......................  40,140      3,231,270
Century Telephone Enterprises.......  73,800      3,676,163
Duke Energy Corp....................  68,400      3,787,650
NIPSCO Industries Inc...............  63,700      3,149,168
Questar Corp........................  60,000      2,677,500
TECO Energy, Inc....................  98,000      2,756,250
                                                -----------
                                               $ 23,858,751
                                                -----------




MISCELLANEOUS -- 5.1%
Arrow Electronics, Inc*.............  68,600   $  2,225,213
Kelly Services......................  38,000      1,140,000
Leggett & Platt Inc.................  74,600      3,123,875
Marshall Industries.................  76,865      2,305,950
Sierra Health Svcs*.................  87,000      2,925,375
Universal Health Services-Cl. B*....  31,000      1,561,625
                                                -----------
                                               $ 13,282,038
                                                -----------



TOTAL EQUITY INTERESTS - 97.4%
  (identified cost, $176,838,012)              $252,788,117


               Reserve Funds -- 2.2%

                                 Face Amount

American Express Corp., 6.652%, 1/02/98
  (at amortized cost).............$5,610,000   $  5,610,000
                                                -----------

TOTAL INVESTMENTS -- 99.6%
  (identified cost, $182,448,012)              $258,398,117

OTHER ASSETS,
  LESS LIABILITIES -- 0.4%                        1,094,014
                                                -----------


NET ASSETS -- 100%                             $259,492,131
                                               ============



* Non-income-producing security.

  See notes to financial statements

                   WRIGHT JUNIOR BLUE CHIP EQUITIES PORTFOLIO (WJBC)
                              PORTFOLIO OF INVESTMENTS
                                  December 31, 1997

================================================================================

                                       Shares       Value

      Equity Interests -- 98.3%


APPAREL -- 2.7%
Quiksilver, Inc*....................  31,600   $    904,550
                                                -----------


AUTOMOTIVE -- 10.0%
Excel Industries Inc................  14,800   $    267,325
Myers Industries....................  42,850        731,128
Simpson Industries..................  64,900        762,575
TBC Corp*...........................  75,200        719,100
Thor Industries, Inc................  25,400        871,538
                                                -----------
                                               $  3,351,666
                                                -----------


CHEMICALS -- 5.8%
AMCOL Int'l. Corp...................  50,400   $    800,100
Learonal, Inc.......................  29,300        688,550
Spartech Corp.......................  31,500        476,438
                                                -----------
                                               $  1,965,088
                                                -----------


CONSTRUCTION -- 6.4%
Cavalier Homes, Inc.................  76,700   $    747,825
Patrick Industries..................  49,100        724,225
Universal Forest Pr.................  50,600        689,425
                                                -----------
                                               $  2,161,475
                                                -----------


DIVERSIFIED -- 1.5%
Teleflex, Inc.......................  12,900   $    486,975
                                                -----------


DRUGS, COSMETICS & HEALTHCARE -- 4.3%
Empi, Inc*..........................  43,100   $    851,225
Respironics, Inc*...................  26,600        595,175
                                                -----------
                                               $  1,446,400
                                                -----------


ELECTRICAL --2.3%
Woodhead Industries Inc.............  40,200   $    753,750
                                                -----------

ELECTRONICS -- 5.8%
Cohu, Inc...........................  23,400   $    716,625
In Focus Systems*...................  20,000        607,500
Technitrol, Inc.....................  20,700        621,000
                                                -----------
                                               $  1,945,125
                                                -----------


FINANCIAL -- 13.1%
Allied Group........................  14,625   $    418,640
Centura Banks Inc...................   6,000        414,000
First Commercial Corp...............  11,627        681,633
McDonald & Co. Investments..........  30,000        851,250
One Valley Bancorp..................  12,500        484,375
Raymond James Financial Corp........  21,000        833,437
Westamerica Bancorp.................   6,800        695,300
                                                -----------
                                               $  4,378,635
                                                -----------



MACHINERY & EQUIPMENT -- 6.5%
Applied Power Inc. Cl. "A"..........  10,500   $    724,500
CLARCOR Inc.........................  23,900        708,038
Robbins & Myers.....................  19,000        752,875
                                                -----------
                                               $  2,185,413
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 3.6%
Regal Beloit Corp...................  28,200   $    833,662
Watts Industries....................  12,700        359,568
                                                -----------
                                               $  1,193,230
                                                -----------



PAPER -- 4.1%
Day Runner, Inc*....................  18,400   $    745,200
Republic Group, Inc.................  38,900        636,988
                                                -----------
                                               $  1,382,188
                                                -----------


PRINTING & PUBLISHING -- 7.4%
Banta Corp..........................  14,625   $    394,875
Bowne & Co..........................  20,600        821,425
Central Newspapers Cl A.............   5,900        436,231
Merrill Corp........................  35,000        813,750
                                                -----------
                                               $  2,466,281
                                                -----------


RECREATION -- 4.3%
Arctic Cat, Inc.....................  66,800   $    647,125
Int'l. Dairy Queen*.................  29,200        782,011
                                                -----------
                                               $  1,429,136
                                                -----------

RETAILERS -- 4.7%
Dress Barn Inc*.....................  24,900   $    706,538
Ruddick Corp........................  49,100        856,181
                                                -----------
                                               $  1,562,719
                                                -----------


MISCELLANEOUS -- 15.8%
Bush Industries Cl. A...............  31,500   $    819,000
Franklin Covey Co*..................  39,200        862,400
Gallagher (Arthur J.)...............  20,900        719,744
Lawson Prods. Inc...................  26,300        782,425
Pioneer Stand Electronics...........  44,900        684,725
Sterling Electronics*...............  24,185        504,862
World Fuel Services Corp............  43,800        919,800
                                                -----------
                                               $  5,292,956
                                                -----------


TOTAL EQUITY INTERESTS -- 98.3%
  (identified cost, $29,418,268)               $ 32,905,587


          Reserve Funds -- 3.1%

                                 Face Amount

American Express Corp., 6.652%, 1/02/98
  (at amortized cost).............$1,040,000   $  1,040,000
                                                -----------

TOTAL INVESTMENTS -- 101.4%
  (identified cost, $30,458,268)               $ 33,945,587


OTHER ASSETS,
  LESS LIABILITIES -- (1.4%)                      (456,236)
                                                -----------


NET ASSETS -- 100.0%                           $ 33,489,351
                                               ============



* Non-income-producing security.
See notes to financial statements

               WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (WIBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1997
================================================================================

                                      Shares       Value

            Equity Interests -- 98.3%



AUSTRALIA -- 3.7%
Australian Gas & Light Co........... 375,000   $  2,613,943
Coles Myer Ltd  ADR.................  62,551      2,439,489
F.H. Faulding (U.K.)................ 421,352      2,108,081
Lend Lease Corp. Ltd................ 120,844      2,361,714
                                                -----------
                                               $  9,523,227
                                                -----------




BELGIUM -- 0.9%
Colruyt SA..........................   4,300   $  2,193,759
                                                -----------





CANADA -- 5.5%
Bombardier Inc. Class B............. 117,000   $  2,403,730
Linamar Corporation.................  35,500      2,059,018
Loblaw Companies Ltd................ 218,000      3,945,560
Magna Int'l. Inc. Cl. A.............  39,000      2,441,891
Power Financial Corp................  95,000      3,319,310
                                                -----------
                                               $ 14,169,509
                                                -----------




CHILE -- 1.8%
Compania de Telecomunicacion........  78,000   $  2,330,250
Embotelladora Andina SA............. 110,000      2,289,375
                                                -----------
                                               $  4,619,625
                                                -----------



DENMARK -- 4.2%
Christian Hansen Holding A/S........  21,500   $  2,545,660
Coloplast B A/S.....................  34,200      2,646,325
Icopal A/S..........................   8,680      1,862,851
Novo-Nordisk A/S....................  26,000      3,719,980
                                                -----------
                                               $ 10,774,816
                                                -----------



FINLAND --  1.8%
Metra OY............................  96,200   $  2,260,745
Orion A/S-B.........................  94,220      2,423,527
                                                -----------
                                               $  4,684,272
                                                -----------


FRANCE -- 9.2%
Comptoirs Modernes SA...............   4,504   $  2,307,419
Groupe SEB SA.......................  12,000      1,674,637
Guilbert SA*........................  16,500      2,354,771
L'Air Liquide SA....................  12,043      1,886,961
LeGrand SA..........................  10,500      2,094,044
Pinault-Printemps Redoute SA*.......   4,200      2,243,195
Sagem SA............................   5,020      2,237,772
Societe BIC SA......................  26,400      1,929,046
Synthelabo..........................  22,900      2,864,381
Technip-Cie. Fran. D'Etudes*........  19,200      2,027,927
Valeo SA............................  32,000      2,172,704
                                                -----------
                                               $ 23,792,857
                                                -----------




GERMANY -- 3.4%
Bayerische Motoren Werke AG.........   3,109   $  2,325,698
Douglas Holdings AG.................  20,570        621,219
Dyckerhoff AG.......................   6,300      1,664,349
Gehe AG.............................  32,000      1,601,780
Veba AG ............................  39,000      2,657,119
                                                -----------
                                               $  8,870,165
                                                -----------




HONG KONG -- 5.2%
Bank of East Asia, Limited.......... 958,000   $  2,244,153
CLP Holdings Limited................ 351,276      1,949,406
Hong Kong Aircraft Engineering Co... 741,000      1,864,933
Hong Kong & China Gas Co. ADR.......1,352,349     2,617,877
HSBC Holdings PLC (HK $)............  92,800      2,287,661
Johnson Electric Holdings Ltd....... 808,000      2,325,556
                                                -----------
                                               $ 13,289,586
                                                -----------



IRELAND -- 2.4%
Bank of Ireland*.................... 156,000   $  2,407,831
Elan Corp. PLC*.....................  62,000      3,173,625
Greencore PLC....................... 109,899        521,231
                                                -----------
                                               $  6,102,687
                                                -----------



ITALY -- 2.6%
Benetton SPA........................ 137,000   $  2,224,855
Edison SPA.......................... 372,000      2,226,950
Eni Group Ente Nazionale Idrocarburi*383,000      2,188,386
                                                -----------
                                               $  6,640,191
                                                -----------

JAPAN -- 4.4%
Bridgestone Corporation............. 103,000   $  2,232,442
Canon Inc...........................  79,000      1,839,320
Honda Motor Co., Ltd................  65,000      2,384,545
Promise Co., Ltd....................  41,000      2,273,417
Shohkoh Fund & Co., Ltd.............   8,100      2,469,020
                                                -----------
                                               $ 11,198,744
                                                -----------





MALAYSIA -- 0.6%
Guinness Anchor Berhad.............. 391,000   $    482,437
Hong Leong Industries Berhad........ 290,800        296,014
Perlis Plantations Berhad........... 307,000        434,034
Sime Darby Berhad................... 300,200        288,606
Sungei Way Holdings Berhad.......... 362,000        117,246
                                                -----------
                                               $  1,618,337
                                                -----------



MEXICO -- 4.7%
Cemex S.A.*......................... 500,000   $  2,251,696
Cifra S.A.*.........................1,200,000     2,934,485
Grupo Carso S.A. de C.V............. 327,000      2,174,621
Grupo Industrial Maseca-B...........1,557,000     1,598,302
Telefonos de Mexico.................  54,400      3,049,800
                                                -----------
                                               $ 12,008,904
                                                -----------



NETHERLANDS -- 13.7%
Akzo Nobel N.V......................  12,450   $  2,147,802
CSM N.V. Cert.......................  45,501      2,020,770
Elsevier............................ 134,900      2,183,430
Getronics N.V.......................  31,784      1,013,198
Hagemeyer N.V.......................  47,606      1,989,750
Heineken N.V........................  13,095      2,281,044
IHC Caland N.V......................  35,555      1,845,737
ING Groep N.V.......................  49,800      2,098,653
Koninklijke Ahold N.V...............  90,506      2,362,580
Koninklijke PTT Nederland NV........  57,838      2,414,555
Nutricia Verenidge Bedrijve.........  72,187      2,190,723
NV Twentsche Kabel Holdings.........  43,000      2,132,494
NV Verenigd Bezit VNU............... 101,000      2,850,827
Polygram............................  47,070      2,253,042
Stork N.V...........................  63,600      2,196,891
Unilever N.V........................  51,600      3,182,826
                                                -----------
                                               $ 35,164,322
                                                -----------



SINGAPORE -- 0.6%
Singapore Press Holdings LT......... 117,200   $  1,469,789
                                                -----------



SOUTH AFRICA -- 2.3%
Sasol Beperk Limited................ 175,000   $  1,833,967
South African Breweries LT..........  90,603      2,234,123
Tiger Oats Limited.................. 144,700      2,000,343
                                                -----------
                                               $  6,068,433
                                                -----------



SPAIN -- 3.9%
Banco Popular Espanola..............  46,400   $  3,243,477
Endesa S.A.......................... 122,400      2,173,161
Gas Natural SDG S.A.................  42,000      2,177,808
Repsol S.A..........................  55,740      2,378,066
                                                -----------
                                               $  9,972,512
                                                -----------



SWEDEN -- 2.9%
Astra AB B Free Shares.............. 142,000   $  2,389,307
Atlas Copco AB A Free............... 101,000      3,016,977
Hoganas AB..........................  67,000      2,052,029
                                                -----------
                                               $  7,458,313
                                                -----------



SWITZERLAND -- 7.1%
ABB AG..............................   1,530   $  1,920,152
Alusuisse-Lonza Holding AG..........   2,450      2,334,131
Nestle SA ADR.......................  36,900      2,768,983
Novartis AG-Reg.....................   1,900      3,079,711
Roche Holding AG - Genussch.........     270      2,678,487
Sch. Rueckversicherungs-Ges.........   1,630      3,045,625
S.M.H. AG-Registered 10SFR..........  17,600      2,371,303
                                                -----------
                                               $ 18,198,392
                                                -----------



UNITED KINGDOM -- 17.4%
Allied Colloids Group PLC........... 460,000   $  1,261,887
Boots Company (The) PLC............. 168,500      2,440,655
Cable & Wireless PLC  ADR...........  84,300      2,291,906
Johnson Matthey Public Ltd.......... 255,200      2,298,433
Kwik-Fit Holdings PLC............... 387,100      2,248,553
Marks & Spencer PLC................. 240,700      2,382,635
Polypipe PLC........................ 625,000      1,828,133
Powerscreen Int'l................... 245,100      2,474,607
Provident Financial PLC............. 283,491      3,747,864

Reckitt & Colman PLC................ 152,135      2,400,972
Scottish Power PLC.................. 253,000      2,249,352
Siebe PLC........................... 135,972      2,685,171
Smiths Industries PLC............... 180,100      2,523,854
Tesco PLC........................... 420,155      3,436,919
Vodafone Group PLC.................. 432,032      3,134,260
Weir Group PLC...................... 525,000      2,307,786
Wm. Morrison Supermarkets PLC....... 821,000      3,120,510
Wolseley PLC........................ 252,215      2,016,929
                                                -----------
                                             $   44,850,426
                                                -----------



TOTAL EQUITY INTERESTS - 98.3%
  (identified cost, $199,633,177)              $252,668,866


     RESERVE FUNDS - 4.4%
                                 Face Amount

American Express Corp., 6.652%, 1/02/98
  (at amortized cost)............$11,355,000   $ 11,355,000
                                                -----------

TOTAL INVESTMENTS -- 102.7%
  (identified cost, $210,988,177)              $264,023,866

OTHER ASSETS,
   LESS LIABILITIES -- (2.7%)                   (6,977,246)
                                                -----------



NET ASSETS -- 100%                             $257,046,620
                                               ============





* Non-income-producing security.


ADR: American Depository Receipts

See notes to financial statements

               WRIGHT U.S. TREASURY NEAR TERM PORTFOLIO (WNTB)
                         PORTFOLIO OF INVESTMENTS
                           December 31, 1997



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
----------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS
--------------------
$   8,750,000     U. S. Treasury Notes                   7.875%    04/15/98     $100.672  $ 8,808,800      7.82%     5.42%
    3,450,000     U. S. Treasury Notes                   9.000%    05/15/98      101.250    3,493,125      8.89%     5.52%
    2,500,000     U. S. Treasury Notes                   6.125%    08/31/98      100.312    2,507,800      6.11%     5.62%
    2,000,000     U. S. Treasury Notes                   7.125%    10/15/98      101.141    2,022,820      7.05%     5.61%
      700,000     U. S. Treasury Notes                   6.375%    01/15/99      100.766      705,362      6.33%     5.60%
   10,000,000     U. S. Treasury Notes                   6.250%    03/31/99      100.719   10,071,900      6.21%     5.64%
    3,000,000     U. S. Treasury Notes                   7.000%    04/15/99      101.656    3,049,680      6.89%     5.64%
    8,500,000     U. S. Treasury Notes                   6.375%    07/15/99      101.047    8,588,995      6.31%     5.65%
    2,000,000     U. S. Treasury Notes                   8.000%    08/15/99      103.531    2,070,620      7.73%     5.69%
    2,000,000     U. S. Treasury Notes                   5.750%    09/30/99      101.141    2,002,820      5.74%     5.66%
    2,000,000     U. S. Treasury Notes                   7.875%    11/15/99      103.844    2,076,880      7.58%     5.68%
    2,000,000     U. S. Treasury Notes                   5.875%    02/15/00      100.391    2,007,820      5.85%     5.67%
    1,500,000     U. S. Treasury Notes                   8.500%    02/15/00      105.562    1,583,430      8.05%     5.68%
   11,100,000     U. S. Treasury Notes                   7.125%    02/29/00      102.891   11,420,901      6.92%     5.68%
    8,000,000     U. S. Treasury Notes                   6.250%    05/31/00      101.250    8,100,000      6.17%     5.69%
    9,500,000     U. S. Treasury Notes                   6.000%    08/15/00      100.719    9,568,305      5.96%     5.70%
    2,500,000     U. S. Treasury Notes                   5.625%    02/28/01       99.734    2,493,350      5.64%     5.72%
    9,650,000     U. S. Treasury Notes                   7.500%    11/15/01      106.016   10,230,544      7.07%     5.74%
    4,000,000     U. S. Treasury Notes                   6.250%    02/28/02      101.828    4,073,120      6.14%     5.75%
    2,000,000     U. S. Treasury Notes                   6.000%    07/31/02      101.047    2,020,940      5.94%     5.74%

    3,400,000     Federal Home Loan Banks                5.020%    11/16/98       99.529    3,383,987      5.04%     5.57%
                                                                                          -----------

Total Government Interests (identified cost, $99,302,302) -- 97.5%                       $100,281,199

COMMERCIAL PAPER
-------------------
      780,000     American  Express Corp.                6.652%    01/02/98                   780,000      6.65%     6.44%
                                                                                          -----------

Total Investments (identified cost, $100,082,303) -- 98.2%                               $101,061,199

Other Assets, Less Liabilities -- 1.8%                                                      1,800,240
                                                                                         -----------

Net Assets -- 100.0%                                                                     $102,861,439
                                                                                         ============
Average Maturity  -- 2  Years (1)

(1) Unaudited.

See notes to financial statements


                    WRIGHT U.S. TREASURY PORTFOLIO (WUSTB)
                          PORTFOLIO OF INVESTMENTS
                             December 31, 1997



Face                                                    Coupon     Maturity      Market                   Current    Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)   Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$   5,500,000     U. S. Treasury Notes                   5.875%    11/15/99     $100.359  $ 5,519,745      5.85%     5.67%
    3,400,000     U. S. Treasury Notes                   6.250%    05/31/00      101.250    3,442,500      6.17%     5.69%
    5,700,000     U. S. Treasury Notes                   5.250%    01/31/01       98.781    5,630,517      5.32%     5.69%
      600,000     U. S. Treasury Notes                   6.625%    07/31/01      102.812      616,872      6.44%     5.74%
      900,000     U. S. Treasury Notes                   6.250%    02/15/03      102.266      920,394      6.11%     5.73%
   14,000,000     U. S. Treasury Notes                   6.500%    05/15/05      104.250   14,595,000      6.24%     5.79%
    8,950,000     U. S. Treasury Notes                   6.500%    08/15/05      104.344    9,338,788      6.23%     5.79%
    3,200,000     U. S. Treasury Notes                   5.875%    11/15/05      100.531    3,216,992      5.84%     5.79%
    6,000,000     U. S. Treasury Notes                   5.625%    02/15/06       98.875    5,932,500      5.69%     5.80%
    3,500,000     U. S. Treasury Notes                   6.500%    10/15/06      104.703    3,664,605      6.21%     5.81%
    1,500,000     U. S. Treasury Notes                   6.250%    02/15/07      103.187    1,547,805      6.06%     5.80%
    1,500,000     U. S. Treasury Notes                   6.625%    05/15/07      105.844    1,587,660      6.26%     5.81%
    3,000,000     U. S. Treasury Notes                   6.125%    08/15/07      102.766    3,082,980      5.96%     5.75%

      600,000     U. S. Treasury Bonds                  11.625%    11/15/04      132.734      796,404      8.76%     5.78%
    1,000,000     U. S. Treasury Bonds                  10.000%    05/15/10      124.266    1,242,660      8.05%     7.03%
    1,300,000     U. S. Treasury Bonds                  14.000%    11/15/11      155.391    2,020,083      9.01%     7.17%
    6,100,000     U. S. Treasury Bonds                   7.250%    05/15/16      113.906    6,948,266      6.37%     5.99%
    2,000,000     U. S. Treasury Bonds                   6.250%    08/15/23      103.000    2,060,000      6.07%     6.02%
                                                                                         -----------

Total Investments (identified cost, $69,479,253)-- 96.8%                                 $ 72,163,771


Other Assets, less Liabilities--  3.2%                                                      2,374,728
                                                                                         -----------


Net Assets-- 100.0%                                                                      $ 74,538,499
                                                                                         ============

Average Maturity -- 9 Years (1)

(1) Unaudited.
See notes to financial statements


                      WRIGHT CURRENT INCOME PORTFOLIO (WCIF)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1997
================================================================================


Face                                      Coupon         Maturity         Market                        Current
Amount            Description              Rate            Date           Price          Value           Yield(1)
-------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 98.1%
------------------------------
$     3,552       GNMA POOL #  000434    8.000%           04/15/2001      $102.073         $ 3,626           7.84%
        803       GNMA POOL #  000473    7.500%           04/15/2001       101.544             816           7.39%
  1,196,382       GNMA POOL #  000545    7.500%           12/20/2022       102.469       1,225,921           7.32%
  1,929,314       GNMA POOL #  000723    7.500%           01/20/2023       102.469       1,976,950           7.32%
  1,753,410       GNMA POOL #  001268    8.000%           07/20/2023       103.968       1,822,986           7.70%
      2,321       GNMA POOL #  001408    6.500%           03/15/2002        99.713           2,314           6.52%
     99,686       GNMA POOL #  001596    9.000%           04/20/2021       107.718         107,381           8.36%
    487,809       GNMA POOL #  001788    7.000%           07/20/2024       100.844         491,927           6.94%
    917,918       GNMA POOL #  002218    7.500%           05/20/2026       102.156         937,709           7.34%
      1,962       GNMA POOL #  003026    8.000%           01/15/2004       102.969           2,021           7.77%
      1,201       GNMA POOL #  003331    8.000%           01/15/2004       102.969           1,237           7.77%
      3,468       GNMA POOL #  004183    8.000%           07/15/2004       103.388           3,586           7.74%
      2,512       GNMA POOL #  004433    9.000%           11/15/2004       105.643           2,654           8.52%
      5,262       GNMA POOL #  005466    8.500%           03/15/2005       104.454           5,497           8.14%
        606       GNMA POOL #  005561    8.500%           04/15/2005       103.922             630           8.18%
      2,630       GNMA POOL #  005687    7.250%           02/15/2005       102.216           2,689           7.09%
      3,180       GNMA POOL #  005910    7.250%           02/15/2005       102.216           3,251           7.09%
     14,498       GNMA POOL #  007003    8.000%           07/15/2005       103.767          15,045           7.71%
      2,313       GNMA POOL #  007319    6.500%           10/15/2004        99.658           2,306           6.52%
      6,145       GNMA POOL #  009106    8.250%           05/15/2006       104.740           6,437           7.88%
      8,506       GNMA POOL #  009889    7.250%           02/15/2006       102.490           8,719           7.07%
      1,323       GNMA POOL #  011191    7.250%           04/15/2006       102.621           1,358           7.07%
      5,005       GNMA POOL #  012526    8.000%           11/15/2006       104.112           5,212           7.68%
     98,510       GNMA POOL #  151443   10.000%           03/15/2016       110.673         109,024           9.04%
     20,597       GNMA POOL #  153564   10.000%           04/15/2016       110.673          22,796           9.04%
    152,609       GNMA POOL #  172558    9.500%           08/15/2016       108.499         165,580           8.76%
    175,145       GNMA POOL #  176992    8.000%           11/15/2016       105.218         184,285            7.6%
     47,236       GNMA POOL #  177784    8.000%           10/15/2016       105.218          49,701            7.6%
     62,256       GNMA POOL #  180033    9.500%           09/15/2016       108.499          67,548           8.76%
     10,871       GNMA POOL #  188060    9.500%           10/15/2016       108.499          11,795           8.76%
      6,531       GNMA POOL #  190959    8.500%           02/15/2017       106.743           6,972           7.96%
    105,849       GNMA POOL #  192357    8.000%           04/15/2017       105.056         111,201           7.61%
    442,447       GNMA POOL #  194057    8.500%           04/15/2017       106.743         472,282           7.96%
     81,305       GNMA POOL #  194287    9.500%           03/15/2017       108.474          88,195           8.76%
    594,125       GNMA POOL #  194926    8.500%           02/15/2017       106.743         634,187           7.96%
     14,251       GNMA POOL #  196063    8.500%           03/15/2017       106.743          15,212           7.96%
    292,237       GNMA POOL #  203369    8.000%           12/15/2016       105.218         307,486           7.60%
     15,733       GNMA POOL #  206740   10.000%           10/15/2017       111.206          17,497           8.99%
    112,634       GNMA POOL #  206762    9.000%           04/15/2021       108.342         122,030           8.31%
     80,273       GNMA POOL #  207019    8.000%           03/15/2017       105.056          84,332           7.62%
     30,767       GNMA POOL #  208076    8.000%           04/15/2017       105.056          32,324           7.62%
     26,511       GNMA POOL #  210520   10.500%           08/15/2017       112.387          29,796           9.34%
     31,591       GNMA POOL #  210618    9.500%           04/15/2017       108.474          34,268           8.76%
    132,045       GNMA POOL #  211013    9.000%           01/15/2020       108.467         143,226           8.30%
    130,831       GNMA POOL #  211231    8.500%           05/15/2017       106.743         139,654           7.96%
     90,639       GNMA POOL #  21260     8.500%           06/15/2017       106.743          96,751           7.96%
     27,537       GNMA POOL #  218420    8.500%           11/15/2021       106.218          29,250           8.00%


$   241,031       GNMA POOL #  219335    8.000%           05/15/2017      $105.056       $ 253,219           7.62%
    217,759       GNMA POOL #  220703    8.000%           05/15/2017       105.056         228,769           7.62%
     27,115       GNMA POOL #  220917    8.500%           04/15/2017       106.743          28,943           7.96%
    513,464       GNMA POOL #  222112    8.000%           01/15/2022       104.219         535,128           7.68%
     41,137       GNMA POOL #  223126   10.000%           08/15/2017       111.206          45,747           8.99%
    105,411       GNMA POOL #  223133    9.500%           07/15/2017       108.474         114,344           8.76%
     30,457       GNMA POOL #  223348   10.000%           08/15/2018       111.272          33,891           8.99%
     10,371       GNMA POOL #  223588   10.000%           12/15/2018       111.048          11,518           9.01%
     16,348       GNMA POOL #  224078   10.000%           07/15/2018       111.272          18,191           8.99%
    100,125       GNMA POOL #  228308   10.000%           01/15/2019       111.272         111,411           8.99%
     64,065       GNMA POOL #  228483    9.500%           09/15/2019       108.424          69,462           8.76%
     45,347       GNMA POOL #  230223    9.500%           04/15/2018       108.449          49,179           8.76%
     30,814       GNMA POOL #  235000   10.000%           01/15/2018       111.206          34,268           8.99%
     67,700       GNMA POOL #  245580    9.500%           07/15/2018       108.449          73,420           8.76%
     37,651       GNMA POOL #  247473   10.000%           09/15/2018       111.048          41,812           9.01%
    112,984       GNMA POOL #  247681    9.000%           11/15/2019       108.593         122,694           8.29%
     32,729       GNMA POOL #  247872   10.000%           09/15/2018       111.272          36,419           8.99%
     30,556       GNMA POOL #  250412    8.000%           03/15/2018       104.893          32,052           7.63%
     52,660       GNMA POOL #  251241    9.500%           06/15/2018       108.449          57,110           8.76%
     99,477       GNMA POOL #  258911    9.500%           09/15/2018       108.449         107,882           8.76%
     43,305       GNMA POOL #  260999    9.500%           09/15/2018       108.449          46,965           8.76%
     72,034       GNMA POOL #  263439   10.000%           02/15/2019       111.397          80,244           8.98%
     77,524       GNMA POOL #  265267    9.500%           08/15/2020       108.399          84,035           8.76%
     32,598       GNMA POOL #  266983   10.000%           02/15/2019       111.272          36,273           8.99%
     16,902       GNMA POOL #  273690    9.500%           08/15/2019       108.424          18,327           8.76%
     50,158       GNMA POOL #  274489    9.500%           12/15/2019       108.424          54,384           8.76%
     30,986       GNMA POOL #  275456    9.500%           08/15/2019       108.424          33,596           8.76%
     82,033       GNMA POOL #  275538    9.500%           01/15/2020       108.399          88,924           8.76%
     40,850       GNMA POOL #  277205    9.000%           12/15/2019       108.593          44,361           8.29%
     26,664       GNMA POOL #  285467    9.500%           07/15/2020       108.399          28,904           8.76%
     77,438       GNMA POOL #  285744    9.000%           05/15/2020       108.467          83,995           8.30%
     97,303       GNMA POOL #  286556    9.000%           03/15/2020       108.467         105,542           8.30%
      2,035       GNMA POOL #  287999    9.000%           09/15/2020       108.467           2,208           8.30%
    178,179       GNMA POOL #  289092    9.000%           04/15/2020       108.467         193,266           8.30%
     13,642       GNMA POOL #  289949    8.500%           07/15/2021       106.218          14,491           8.00%
     27,462       GNMA POOL #  290700    9.000%           08/15/2020       108.467          29,787           8.30%
     57,133       GNMA POOL #  291933    9.500%           07/15/2020       108.399          61,932           8.76%
     42,263       GNMA POOL #  293666    8.500%           06/15/2021       106.218          44,891           8.00%
      1,853       GNMA POOL #  294209    9.000%           07/15/2021       108.342           2,008           8.31%
     58,309       GNMA POOL #  294577    9.500%           11/15/2020       108.399          63,207           8.76%
     12,989       GNMA POOL #  297345    8.500%           08/15/2020       106.349          13,814           7.99%
     40,394       GNMA POOL #  301017    8.500%           06/15/2021       106.218          42,907           8.00%
     95,387       GNMA POOL #  301366    8.500%           06/15/2021       106.218         101,318           8.00%
    127,625       GNMA POOL #  302713    9.000%           02/15/2021       108.342         138,272           8.31%
     13,239       GNMA POOL #  302723    8.500%           05/15/2021       106.218          14,063           8.00%
    113,057       GNMA POOL #  302781    8.500%           06/15/2021       106.218         120,088           8.00%
    107,471       GNMA POOL #  302933    8.500%           06/15/2021       106.218         114,154           8.00%
    105,839       GNMA POOL #  304512    8.500%           05/15/2021       106.218         112,421           8.00%


$   197,009       GNMA POOL #  305091    9.000%           07/15/2021      $108.342       $ 213,445           8.31%
     19,168       GNMA POOL #  306669    8.000%           07/15/2021       104.406          20,013           7.66%
    156,161       GNMA POOL #  306693    8.500%           09/15/2021       106.218         165,871           8.00%
    100,747       GNMA POOL #  308792    9.000%           07/15/2021       108.342         109,152           8.31%
     92,382       GNMA POOL #  311087    8.500%           07/15/2021       106.218          98,127           8.00%
     19,122       GNMA POOL #  314222    8.500%           04/15/2022       105.562          20,186           8.05%
    189,250       GNMA POOL #  314581    9.500%           10/15/2021       108.374         205,098           8.77%
    395,167       GNMA POOL #  315187    8.000%           06/15/2022       104.219         411,840           7.68%
    576,532       GNMA POOL #  315388    8.000%           02/15/2022       104.219         600,856           7.68%
    416,949       GNMA POOL #  315754    8.000%           01/15/2022       104.219         434,541           7.68%
    807,047       GNMA POOL #  316240    8.000%           01/15/2022       104.219         841,097           7.68%
    225,866       GNMA POOL #  316615    8.500%           11/15/2021       106.218         239,911           8.00%
    268,783       GNMA POOL #  317069    8.500%           12/15/2021       106.218         285,496           8.00%
    395,799       GNMA POOL #  317351    8.000%           05/15/2022       104.219         412,498           7.68%
    403,603       GNMA POOL #  317358    8.000%           05/15/2022       104.219         420,632           7.68%
    350,980       GNMA POOL #  318776    8.000%           02/15/2022       104.219         365,789           7.68%
     10,052       GNMA POOL #  318793    8.500%           02/15/2022       105.562          10,612           8.05%
    389,597       GNMA POOL #  319441    8.500%           04/15/2022       105.562         411,267           8.05%
    248,981       GNMA POOL #  321806    8.000%           05/15/2022       104.219         259,486           7.68%
    533,073       GNMA POOL #  321807    8.000%           05/15/2022       104.219         555,564           7.68%
    283,458       GNMA POOL #  321976    8.500%           01/15/2022       105.562         299,224           8.05%
    564,783       GNMA POOL #  323226    8.000%           06/15/2022       104.219         588,612           7.68%
    495,073       GNMA POOL #  323929    8.000%           02/15/2022       104.219         515,960           7.68%
    461,884       GNMA POOL #  325165    8.000%           06/15/2022       104.219         481,372           7.68%
    365,110       GNMA POOL #  325651    8.000%           06/15/2022       104.219         380,514           7.68%
    644,868       GNMA POOL #  329540    7.500%           08/15/2022       102.780         662,796           7.30%
  1,133,485       GNMA POOL #  329982    7.500%           02/15/2023       102.718       1,164,293           7.30%
    559,890       GNMA POOL #  331361    8.000%           11/15/2022       104.219         583,512           7.68%
  1,046,537       GNMA POOL #  335746    8.000%           10/15/2022       104.219       1,090,690           7.68%
    426,951       GNMA POOL #  335950    8.000%           10/15/2022       104.219         444,964           7.68%
  2,159,726       GNMA POOL #  348103    7.000%           06/15/2023       101.156       2,184,693           6.92%
    666,699       GNMA POOL #  348213    6.500%           08/15/2023        99.219         661,492           6.55%
  1,397,374       GNMA POOL #  350372    7.000%           04/15/2023       101.156       1,413,527           6.92%
  1,264,646       GNMA POOL #  350659    7.500%           06/15/2023       102.718       1,299,018           7.30%
  1,611,618       GNMA POOL #  350938    6.500%           08/15/2023        99.219       1,599,032           6.55%
    805,082       GNMA POOL #  362174    6.500%           01/15/2024        99.156         798,287           6.56%
    827,033       GNMA POOL #  362628    7.000%           08/15/2023       101.156         836,594           6.92%
    852,750       GNMA POOL #  363429    7.000%           08/15/2023       101.156         862,607           6.92%
    809,988       GNMA POOL #  367414    6.000%           11/15/2023        96.968         785,430           6.19%
  1,454,009       GNMA POOL #  367806    6.500%           09/15/2023        99.219       1,442,654           6.55%
  1,910,224       GNMA POOL #  368238    7.000%           12/15/2023       101.156       1,932,306           6.92%
  2,403,149       GNMA POOL #  368502    7.000%           02/15/2024       101.093       2,429,415           6.92%
  1,670,519       GNMA POOL #  370773    6.000%           11/15/2023        96.968       1,619,868           6.19%
  2,746,725       GNMA POOL #  372050    6.500%           02/15/2024        99.156       2,723,543           6.56%
  1,803,286       GNMA POOL #  372379    8.000%           10/15/2026       103.656       1,869,214           7.72%
    990,000       GNMA POOL #  372468    6.500%           12/15/2027        98.968         979,783           6.57%
  3,161,558       GNMA POOL #  376218    7.500%           08/15/2025       102.468       3,239,585           7.32%
    887,210       GNMA POOL #  394805    7.500%           02/15/2026       102.437         908,832           7.32%


$   855,891       GNMA POOL #  398251    7.500%           09/15/2025      $102.468       $ 877,015           7.32%
  1,516,382       GNMA POOL #  405558    7.500%           01/15/2026       102.437       1,553,337           7.32%
  1,452,312       GNMA POOL #  410915    6.500%           02/15/2026        98.968       1,437,325           6.57%
    901,255       GNMA POOL #  414736    7.500%           11/15/2025       102.468         923,499           7.32%
    990,373       GNMA POOL #  417225    7.500%           01/15/2026       102.437       1,014,509           7.32%
  1,396,101       GNMA POOL #  417276    7.000%           02/15/2026       100.812       1,407,438           6.94%
  3,734,604       GNMA POOL #  420707    7.000%           02/15/2026       100.812       3,764,930           6.94%
    930,782       GNMA POOL #  421829    7.500%           04/15/2026       102.437         953,466           7.32%
    152,466       GNMA POOL #  423114    7.000%           09/15/2027       100.812         153,704           6.94%
    920,226       GNMA POOL #  424173    7.500%           03/15/2026       102.437         942,653           7.32%
  1,843,818       GNMA POOL #  430279    7.000%           10/15/2027       100.812       1,858,790           6.94%
    864,541       GNMA POOL #  431036    8.000%           07/15/2026       103.656         896,149           7.72%
  3,710,296       GNMA POOL #  431612    8.000%           11/15/2026       103.656       3,845,945           7.72%
  1,246,060       GNMA POOL #  436723    7.500%           11/15/2026       102.437       1,276,427           7.32%
  3,255,125       GNMA POOL #  436777    7.000%           04/15/2027       100.812       3,281,557           6.94%
  2,405,102       GNMA POOL #  440166    7.000%           02/15/2027       100.812       2,424,632           6.94%
  1,049,285       GNMA POOL #  442063    7.000%           10/15/2026       100.812       1,057,806           6.94%
  1,486,685       GNMA POOL #  442190    8.000%           12/15/2026       103.656       1,541,039           7.72%
  1,031,110       GNMA POOL #  442193    7.500%           12/15/2026       102.437       1,056,238           7.32%
  1,250,590       GNMA POOL #  446943    7.000%           04/15/2027       100.812       1,260,745           6.94%
  4,269,179       GNMA POOL #  448490    7.500%           03/15/2027       102.437       4,373,219           7.32%
    499,125       GNMA POOL #  460698    7.000%           10/15/2027       100.812         503,179           6.94%
  1,485,000       GNMA POOL #  460726    6.500%           12/15/2027        98.968       1,469,675           6.57%
    990,000       GNMA POOL #  462444    6.500%           12/15/2027        98.968         979,783           6.57%
  2,730,955       GNMA POOL #  780429    7.500%           09/15/2026       102.468       2,798,356           7.32%
    956,215       GNMA POOL #  780518    7.000%           06/15/2026       100.843         964,277           6.94%
                                                                                                   -----------      ------

Total Government Interests (identified cost, $94,144,670)-- 98.1%                                             $ 95,880,491

COMMERCIAL PAPER -  1.3%
-----------------------------
$ 1,280,000       AMERICAN EXPRESS CORP                   6.652%      01/02/98                       1,280,000       6.65%
                                                                                                   -----------      ------

Total Investments (identified cost $95,424,670)-- 99.4%                                           $ 97,160,491

Other Assets, less Liabilities-- 0.6%                                                                  604,895
                                                                                                   -----------

Net Assets-- 100.0%                                                                                $97,765,386
                                                                                                  ============
See notes to financial statements


(1) Unaudited.

         The Wright Managed
         Blue Chip Investment Funds

         Annual Report

         Officers and Trustees of the Funds
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Winthrop S. Emmet, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         George R. Prefer, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         Administrator
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         Investment Adviser
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Principal Underwriter
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Custodian
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         Transfer and Dividend Disbursing Agent
         First Data Investor Services Group
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         Independent Auditors
         Deloitte & Touche LLP
         125 Summer Street
         Boston, Massachusetts 02110

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.